united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

Item 1. Reports to Stockholders.

(a)

DANA LARGE CAP EQUITY FUND
DANA EPIPHANY ESG SMALL CAP EQUITY FUND
DANA EPIPHANY ESG EQUITY FUND

Annual Report
October 31, 2021

Dana Investment Advisors, Inc.
20700 Swenson Drive, Suite 400
Waukesha, WI 53186
(855) 280-9648
www.danafunds.com

Dear Fellow Shareholders,

Many of us were happy to see the calendar flip from 2020 to 2021 with hopes of returning to a sense of normalcy in both our professional and personal lives. While road bumps were experienced along the way, we certainly feel progress was made towards pre-pandemic interactions with the return to more in-person activities. As investors, we continue to watch the ever-changing global economic and geopolitical environment with an eye out for opportunities. We remain thankful for your continued trust and support of the Dana Funds. We are happy to share this discussion and analysis of the prior twelve months in the financial markets and the Dana Funds’ performance.

Economic and Market Recap

Most of 2021 has been a year dominated by news surrounding COVID-19 and its effect on the economy and expected growth. GDP grew at a rate of over 6% annualized through the first six months of the year before slowing to 2.1% in the third quarter. Large fiscal spending plans targeted at supporting the economy were passed in December of 2020 and March of 2021. The Federal Reserve did its part by maintaining a zero interest-rate policy and continuing to purchase both Treasuries and mortgage-backed securities in the open market. Longer market interest rates rose significantly in the first quarter of the year before plateauing and falling slightly in the second and third quarters.

Following a spike in COVID-19 cases at the end of 2020, cases and deaths began to fall in 2021 while the percentage of the population that had been vaccinated continued to rise. Market sectors that stood to gain the most from a decline in the severity of COVID-19 were the best performers in the first half of the year. These sectors included Energy, Industrials, and Financials. The S&P 500 rose over 6% in the first quarter and over 8% in the second quarter as confidence grew that COVID-19 was on the decline as a serious threat. This sector performance reversed somewhat in the third quarter as growth slowed and the Delta variant became prevalent and cases rose.

Inflation has continued to run at a high level through most of 2021. Home prices, automobiles, and energy were areas that have shown significant price increases over the past year. Manufacturing and supply chain disruptions due to COVID-19 have been blamed for the widespread increase in price levels. Fiscal and monetary stimulus may also have played a role, but these same factors failed to produce inflation in the decade prior to COVID-19. The Federal Reserve has taken notice, and has done its best to try and control rates through tough talk and an incremental reduction in their bond purchases. A topping process for inflation is not yet apparent and will be a key fiscal and monetary issue in 2022.

Dana Large Cap Fund (the “Large Cap Fund”) Discussion

The Dana Large Cap Equity Fund (Institutional Class) returned 40.89%, slightly trailing the S&P 500® Index return of 42.91% in a very strong equity market during the fiscal year 2021. Just a week into the Dana Funds’ fiscal year, Pfizer announced a COVID-19 vaccine (followed by Moderna a week later), which started a strong and sustained COVID-19 recovery rally. Equity indexes began setting new record highs at the end of 2020. The market broadened, but much of the initial leadership came from lower-quality stocks that had been severely beaten down in the first 10 months of calendar 2020. As 2021 kicked off, excess liquidity and speculative fervor created an atmosphere where “meme stocks” and SPACs juiced market returns. Corporate earnings were strong, driving equities higher, and the Large Cap Fund participated in the upward move. But in the final two months of the fiscal year ended October 31, 2021, fear over rising interest rates, inflation, labor, politics, COVID variants, and other global concerns led to a 5% market correction (deeper for mid-cap, small-cap, and foreign stock indexes) and a return to a narrow market led by mega-cap growth companies.

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Rising fuel prices drove the Energy sector to lead the market and the Large Cap Fund in terms of absolute returns during the fiscal year, with the Large Cap Fund’s Energy holdings outperforming the S&P 500 sector. Relative performance contribution was strongest for the Large Cap Fund’s in the Financials sector, generally rewarding our patience with bank stocks. Conversely, the weakest (though still well-positive) absolute sector return came in the Utilities sector for both the Large Cap Fund and the S&P 500® Index, with the Large Cap Fund’s Utilities holdings slightly lagging the S&P 500 sector return. The largest relative contribution deficit to the benchmark was in the Health Care sector despite generally strong performance from new positions in Avantor, Inc. (AVTR), CVS Health Corporation (CVS), and longer-term holding Horizon Therapeutics PLC (HZNP). Health Care stock Zimmer Biomet Holdings, Inc. (ZBH) was the Large Cap Fund’s weakest performer for the fiscal year. As the world’s leading manufacturer of replacement hips and knees, combined with an attractive valuation, it had appeared well positioned as a reopening play with more elective surgical procedures on the horizon. Walt Disney Company (DIS), purchased just prior to the market weakness in September and October, was the Large Cap Fund’s second worst detractor, yet we continue to see good value as parks reopen and they monetize their extensive content catalog for streaming. Alphabet Inc. (GOOGL) was the largest positive contributor to Fund performance, thanks in part to its relatively high portfolio weight, followed by Morgan Stanley (MS). The biggest absolute returns came from Energy holdings ConocoPhillips (COP) and Pioneer Natural Resources Company (PXD).

Late in the fiscal year, the Large Cap Fund sold a few of our higher-valuation stocks that had performed very well in the COVID-19-dominated market that played out during the fiscal year. Our focus has recently been on identifying quality companies that we feel are likely to fare well as new macro factors (e.g., inflation, tight labor) become more significant and GDP and corporate earnings growth revert to long-term trend. We believe fundamentals will become more important to stock performance, which should provide a tailwind to our portfolio.

Dana Epiphany ESG Small Cap Fund (the “Small Cap Fund”) Discussion

The Small Cap Fund (Institutional class) returned 62.02% versus 45.84% for its benchmark Morningstar U.S. Small Core Index and 50.80% for the Russell 2000® Index during the fiscal year 2021. The fiscal year erupted with a bang as news in early November 2020 about viable COVID-19 vaccines snapped the spell cast upon the equity markets. Similar to the dynamics around the Spring 2009 market lows, the rebound was initially led by more distressed companies, especially those whose fortunes hung in the balance with continued lockdowns and other stifling virus mitigation tactics. A quick tip of our hat to last year’s commentary where we reminded investors that small caps were facing a positive set-up:

“The good news is that small cap stocks have historically outperformed large cap stocks coming off market bottoms, a pattern that repeated in the second quarter, as well as off the market lows this fall.”

Indeed, small caps outperformed larger market caps during the closing of 2020 and for much of the next quarter. The Small Cap Fund benefitted from strong returns in this period, but didn’t really start to gain on the benchmark index until fourth quarter 2020 earnings season ramped up in February. Fundamental news flow dominated earnings season though July. The set-up of weak expectations, re-opening activity, and supply chain replenishment provided a fertile background for stocks to appreciate if they exceeded expectations on earnings, margins, and especially revenues.

While distressed names bounced highest from their lows, January and May also featured interesting trading dynamics that showed the retail investor was alive and clicking. Meme stocks and the so-called Reddit stocks had positive returns that in some cases defied gravity, but they also caught

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lazy institutions napping on stale short positions, as evidenced by AMC Entertainment (AMC) where short interest as a percentage of float declined from over 40% to nearly 10% from December to February as the stock surged. Symbolic of the improving economic background post-vaccines, tactically alert management capitalized on the share shortage and issued new shares to bolster the balance sheet and feed an acquisition budget. AMC helped the Communication Services sector earn the second highest sector return for the period (second to the resurgent Energy sector, home to the great majority of domestic exploration and production companies).

Fund attribution reflects these periods of tension between retail interest, reopening optimism, and improving fundamentals. November, December, and January were months where the Small Cap Fund accrued negative alpha despite strong performance, while from February to mid-May, the Fund earned positive alpha due to its positioning in quality growing companies. After another retail rally in late May, the Small Cap Fund continued to outperform with a degree of consistency through the end of October.

Most sectors were alpha-positive for the year, but the greatest strength came from Financials and Health Care. Western Alliance Bancorp (WAL) and Pinnacle Financial Partners (PNFP) continued to execute on growth plans and benefitted from expanding multiples for banks, as the economic recovery helps the Federal Reserve calculate a path to a steeper yield curve. In the Health Care sector, strength was dispersed as holdings in Equipment, Biotechnology, and Health Care Technology outpaced peer averages. In total, fourteen holdings from six different sectors had triple-digit performance returns in the fiscal year. Atkore Inc. (ATKR), an industrial company, paced all gainers. Atkore is followed by only four research firms, yet it reached a market cap over $4 billion. Atkore makes commercial electrical construction products and, in addition to strong demand in their end markets, has exhibited very strong pricing power from product innovations that have exceeded estimates. As of November 18, management has raised their initial guidance of $400 mm EBITDA for 2022 four times and now expects EBITA in the range of $650-700mm. Management has plans to deploy capital in 2022 on capital expenditures, accretive M&A, and a $400mm share buyback authorization.

Due to the dramatic rebound in share prices, there were few opportunities to tax harvest into the fiscal year end. We feel a benefit to our process is culling weaker names at losses on a quarterly basis, but, more often than not, those swaps were at gains this year. Some of the portfolio trading was done with an eye on tax efficiency, and the result should help as much as possible to minimize the taxable gains.

The dynamic environment of the last 12 months has been a very exciting time to search for investments. We continue to find new stories in the small cap space that warrant our attention and curiosity. As older holdings mature, we will continue to add new positions that we think can support the long-term success of the Dana Small Cap Fund through a relative value discipline that focuses on fundamentally driven stock selection to reward investors over the long term.

Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) Discussion

The Dana Epiphany ESG Fund (Institutional Class) posted a positive return of 38.70%, trailing the benchmark S&P 500® Index returns of 42.91% during the fiscal year 2021. The Epiphany ESG Fund shares an investment philosophy that is common to all the Dana Funds, but adds a faith-based values component to security selection. While we use the S&P 500® Index as the benchmark for the strategy, values considerations lead the portfolio to have higher exposure to mid-cap stocks, and occasionally stocks that qualify as small cap. The market environment discussions above for the Large Cap Equity Fund (describing the large cap U.S. equity market) and the Small Cap Fund (describing the small cap market) give the market context in which the Epiphany ESG Fund operated.

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Similar to the Large Cap Equity Fund, the market-leading Energy sector also led the Epiphany ESG Fund in terms of absolute returns during the fiscal year. Relative performance contribution was strongest for the Epiphany ESG Fund in the Financials sector, rewarding our patience with bank stocks. The highest absolute returns in the Epiphany ESG Fund were posted by Energy holdings ConocoPhillips (COP) and Pioneer Natural Resources Company (PXD), with both names outperforming the very strong sector average. The biggest individual contributions to the Epiphany ESG Fund’s total return (thanks to larger portfolio weights) came from Microsoft Corporation (MSFT) and Morgan Stanley (MS). Conversely, the weakest absolute sector return came in the Utilities sector for both the Epiphany ESG Fund and the S&P 500® Index, with the Epiphany ESG Fund Utilities holdings slightly lagging the S&P 500 sector return. The largest sector detractor versus the benchmark came in Health Care. The values mandate for the Epiphany ESG Fund can create specific challenges in the Health Care sector, and elevated dispersion among Health Care stocks magnified tracking error over the past year. Emergent BioSolutions Inc. (EBS) was the weakest performer in the Epiphany ESG Fund following manufacturing problems on the company’s part of the Johnson & Johnson COVID-19 vaccine. These manufacturing problems were cause for concerns with management, and the position was eliminated from the Epiphany ESG Fund. The Information Technology sector also produced meaningful relative weakness, with IT holdings Fidelity National Information Services (FIS) and Micron Technology, Inc. (MU) being the biggest relative detractors in the Epiphany ESG Fund. We believe Fidelity National Information Services earnings and revenue show reasonable growth and Micron is still well positioned to improve pricing, margins, and cash flow in the face of significant supply constraints.

The Epiphany ESG Fund delivered generally good relative performance during the first half of the fiscal year as breadth in the market improved (even though much of the leadership in that period came from lower-quality stocks). Mega-cap stocks drove the return of the S&P 500® Index during the second half of the fiscal year, resulting in lagging performance for the Epiphany ESG Fund despite reasonable performance in many sectors (particularly those not dominated by mega-cap names). Consistent with the other Dana Funds, late in the year, the Epiphany ESG Fund sold a few higher-valuation stocks that had performed very well in the COVID-19-dominated market that played out during the fiscal year. As discussed earlier, we believe fundamentals will become more important to stock performance, and our focus has recently been on identifying quality companies that we feel are likely to fare well as new macro factors (e.g., inflation, tight labor) become more significant, and GDP and corporate earnings growth revert to long-term trend. We see good opportunities in the market for selective stocks and are optimistic that the market-cap flexibility of the Epiphany ESG Fund combined with a broader, more fundamentally-driven market will have a positive influence on the Epiphany ESG Fund in the coming year (and beyond).

Respectfully submitted,

Mark R. Mirsberger, CPA
Chief Executive Officer – Dana Investment Advisors, Inc.

Duane Roberts, CFA
Portfolio Manager and Director of Equities – Dana Investment Advisors, Inc.

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Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2021

	One Year	Five Year	Ten Year	Since Inception (10/29/13)
Dana Large Cap Equity Fund
Institutional Class	40.89%	18.01%	N/A	13.39%
Investor Class	40.48%	17.71%	14.36%	N/A
S&P 500® Index(b)	42.91%	18.93%	16.21%	14.90%

	Expense Ratios(c)
	Institutional Class	Investor Class
Gross	0.91%	1.16%
With Applicable Waivers	0.73%	0.98%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Large Cap Equity Fund (the “Large Cap Fund”) distributions or the redemption of Large Cap Fund shares. Current performance of the Large Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Large Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Large Cap Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange-traded funds (“ETFs”) or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Large Cap Fund’s prospectus dated February 26, 2021. Expense ratios with applicable waivers reflect that Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to waive or limit its fees and to assume other expenses of the Large Cap Fund until February 28, 2022, so that total annual fund operating expenses do not exceed 0.73% of the Large Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Large Cap Fund within three years following the date of such waiver or reimbursement, provided that the Large Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Large Cap Fund’s expense ratios as of October 31, 2021 can be found in the financial highlights.

The Large Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Large Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Large Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2021

	One Year	Five Year	Since Inception (11/3/15)
Dana Epiphany ESG Small Cap Equity Fund
Institutional Class	62.02%	13.37%	9.72%
Morningstar US Small Core Index(b)	45.84%	12.24%	10.86%
Russell 2000® Index(c)	50.80%	15.52%	13.07%

Expense Ratios(d)
Institutional Class
Gross	2.58%
With Applicable Waivers	0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Epiphany ESG Small Cap Equity Fund (the “Small Cap Fund”) distributions or the redemption of Small Cap Fund shares. Current performance of the Small Cap Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Small Cap Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Effective at the close of business on June 4, 2020, Investor Class shares of the Small Cap Fund were exchanged for Institutional Class shares, resulting in the closing of the Investor Class. The Small Cap Fund has changed its primary benchmark from the Russell 2000® Index to the Morningstar US Small Core Index. The composition of the two indexes is substantially similar, and in the opinion of Dana Investment Advisors, Inc., (the “Adviser”), the Morningstar US Small Core Index provides an appropriate broad-based market comparison for the Small Cap Fund.

(b)

The Morningstar US Small Core Index (“Morningstar Index”) provides a comprehensive depiction of the performance and fundamental characteristics of the Small Core segment of U.S. equity markets. The Morningstar Index does not incorporate Environmental, Social, Or Governance (ESG) criteria. Individuals can not invest directly in the Morningstar Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Russell 2000® Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Small Cap Fund’s portfolio. Individuals can not invest directly in the Russell Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(d)

The expense ratios are from the Small Cap Fund’s prospectus dated February 26, 2021. Expense ratios with applicable waivers reflect that the Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Small Cap Fund until February 28, 2022, so that total annual fund operating expenses do not exceed 0.95% of the Small Cap Fund’s average daily net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Small Cap Fund within three years following the date of such waiver or reimbursement, provided that the Small Cap Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Small Cap Fund’s expense ratios as of October 31, 2021 can be found in the financial highlights.

The Small Cap Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Small Cap Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Small Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Investment Results (Unaudited)

Average Annual Total Returns(a) as of October 31, 2021

	One Year	Five Year	Ten Year
Dana Epiphany ESG Equity Fund
Institutional Class	38.70%	16.36%	12.62%
S&P 500® Index(b)	42.91%	18.93%	16.21%

Expense Ratios(c)
Institutional Class
Gross	2.00%
With Applicable Waivers	0.85%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) distributions or the redemption of Epiphany ESG Fund shares. Current performance of the Epiphany ESG Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-280-9648.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Epiphany ESG Fund’s returns reflect any fee reductions during the applicable period. If such reductions had not occurred, the quoted performance would have been lower. Effective at the close of business on June 4, 2020, Investor Class shares of the Epiphany ESG Fund were exchanged for Institutional Class Shares, resulting in the closing of the Investor Class.

(b)

The S&P 500® Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Epiphany ESG Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Epiphany ESG Fund’s prospectus dated February 26, 2021. Expense ratios with applicable waivers reflect that Dana Investment Advisors, Inc. (the “Adviser”) has contractually agreed to waive or limit its fees and to assume other expenses of the Epiphany ESG Fund until February 28, 2022, so that total annual fund operating expenses do not exceed 0.85% of the Epiphany ESG Fund’s average net assets. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Fund Fees and Expenses”). Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Epiphany ESG Fund within three years following the date of such waiver or reimbursement, provided that the Epiphany ESG Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Epiphany ESG Fund’s expense ratios as of October 31, 2021 can be found in the financial highlights.

The Epiphany ESG Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Epiphany ESG Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Epiphany ESG Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Comparison of Growth of $10,000 Investment in the
Dana Large Cap Equity Fund, Investor Class and
the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on October 31, 2011 held through October 31, 2021. THE LARGE CAP FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Large Cap Fund distributions or the redemption of Large Cap Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Large Cap Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Large Cap Fund before investing. The Large Cap Fund’s prospectus contains this and other information about the Large Cap Fund, and should be read carefully before investing.

The Large Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Comparison of Growth of $10,000 Investment in the
Dana Epiphany ESG Small Cap Equity Fund, Institutional Class, the Russell 2000® Index, and the Morningstar US Small Core Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 3, 2015 (commencement of Institutional Class operations) held through October 31, 2021. THE SMALL CAP FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Small Cap Fund distributions or the redemption of Small Cap Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small Cap Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small Cap Fund before investing. The Small Cap Fund’s prospectus contains this and other information about the Small Cap Fund, and should be read carefully before investing.

The Small Cap Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Comparison of Growth of $10,000 Investment in the
Dana Epiphany ESG Equity Fund, Institutional Class and
the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on October 31, 2011 held through October 31, 2021. THE EPIPHANY ESG FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Epiphany ESG Fund distributions or the redemption of Epiphany ESG Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Epiphany ESG Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-855-280-9648. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Epiphany ESG Fund before investing. The Epiphany ESG Fund’s prospectus contains this and other information about the Epiphany ESG Fund, and should be read carefully before investing.

The Epiphany ESG Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Portfolio Illustration (Unaudited)

October 31, 2021

The following chart gives a visual breakdown of the Large Cap Fund by sector weighting as a percentage of net assets as of October 31, 2021.

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Portfolio Illustration (Unaudited)

October 31, 2021

The following chart gives a visual breakdown of the Small Cap Fund by sector weighting as a percentage of net assets as of October 31, 2021.

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Portfolio Illustration (Unaudited)

October 31, 2021

The following chart gives a visual breakdown of the Epiphany ESG Fund by sector weighting as a percentage of net assets as of October 31, 2021.

Availability of Portfolio Schedules (Unaudited)

The Large Cap Fund, the Small Cap Fund and the Epiphany ESG Fund (each a “Fund” and collectively the “Funds”) file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Funds’ website at http://www.danafunds.com.

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Dana Large Cap Equity Fund
Schedule of Investments

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.12%
Communications — 10.70%
Alphabet, Inc., Class A(a)	1,850	$5,477,702
AT&T, Inc.	1,000	25,260
Comcast Corp., Class A	51,600	2,653,788
Facebook, Inc., Class A(a)	7,000	2,264,990
Interpublic Group of Cos., Inc.	74,600	2,728,122
Verizon Communications, Inc.	500	26,495
Walt Disney Co. (The)(a)	12,000	2,028,840
		15,205,197
Consumer Discretionary — 12.10%
Amazon.com, Inc.(a)	1,280	4,316,710
Best Buy Co., Inc.	8,000	977,920
D.R. Horton, Inc.	28,000	2,499,560
Deckers Outdoor Corp.(a)	6,600	2,609,046
Fortune Brands Home & Security, Inc.	21,000	2,129,400
General Motors Co.(a)	33,000	1,796,190
Home Depot, Inc. (The)	7,700	2,862,398
		17,191,224
Consumer Staples — 7.68%
Keurig Dr Pepper, Inc.	5,000	180,450
Kimberly-Clark Corp.	15,200	1,968,248
Mondelez International, Inc., Class A	37,000	2,247,380
PepsiCo, Inc.	9,400	1,519,040
Target Corp.	10,600	2,751,972
Walmart, Inc.	15,000	2,241,300
		10,908,390
Energy — 2.85%
Chevron Corp.	500	57,245
ConocoPhillips	20,000	1,489,800
Exxon Mobil Corp.	1,000	64,470
Pioneer Natural Resources Co.	11,400	2,131,572
Williams Cos., Inc. (The)	11,000	308,990
		4,052,077
Financials — 11.10%
American Express Co.	10,000	1,737,800
Bank of America Corp.	62,000	2,962,360
Bank of New York Mellon Corp. (The)	49,000	2,900,800
Discover Financial Services	21,000	2,379,720
JPMorgan Chase & Co.	16,500	2,803,185

14	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.12% — (continued)
Financials — 11.10% — (continued)
Morgan Stanley	29,000	$2,980,620
		15,764,485
Health Care — 12.96%
Abbott Laboratories	19,000	2,448,910
AbbVie, Inc.	23,600	2,706,212
Avantor, Inc.(a)	72,000	2,907,360
CVS Health Corp.	33,000	2,946,240
Horizon Therapeutics PLC(a)	26,000	3,117,660
Syneos Health, Inc.(a)	26,000	2,426,840
Zimmer Biomet Holdings, Inc.	13,000	1,860,560
		18,413,782
Industrials — 7.92%
Boeing Co. (The)(a)	200	41,406
Deere & Co.	6,000	2,053,860
Delta Air Lines, Inc.(a)	1,000	39,130
Dover Corp.	16,000	2,705,280
Norfolk Southern Corp.	8,400	2,461,620
Parker-Hannifin Corp.	7,400	2,194,766
TE Connectivity Ltd.	12,000	1,752,000
		11,248,062
Materials — 2.56%
Avery Dennison Corp.	8,000	1,741,760
Nucor Corp.	17,000	1,898,050
		3,639,810
Real Estate — 2.71%
American Tower Corp., Class A	4,500	1,268,865
Gaming and Leisure Properties, Inc.	24,400	1,183,156
Prologis, Inc.	9,600	1,391,616
		3,843,637
Technology — 26.07%
Adobe Systems, Inc.(a)	4,800	3,121,728
Apple, Inc.	36,000	5,392,800
Cadence Design Systems, Inc.(a)	16,200	2,804,382
CDW Corp.	15,000	2,799,750
Cisco Systems, Inc.	1,000	55,970
Cognizant Technology Solutions Corp., Class A	31,000	2,420,790
Intel Corp.	700	34,300
Lam Research Corp.	4,400	2,479,708

See accompanying notes which are an integral part of these financial statements.	15

Dana Large Cap Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.12% — (continued)
Technology — 26.07% — (continued)
Microchip Technology, Inc.	34,000	$2,519,060
Microsoft Corp.	16,000	5,305,920
Qorvo, Inc.(a)	14,600	2,456,158
Texas Instruments, Inc.	14,000	2,624,720
Visa, Inc., Class A	11,200	2,371,824
Zebra Technologies Corp., Class A(a)	5,000	2,669,750
		37,056,860
Utilities — 2.47%
Eversource Energy	20,200	1,714,980
NextEra Energy, Inc.	21,000	1,791,930
		3,506,910
Total Common Stocks (Cost $90,548,076)		140,830,434

MONEY MARKET FUNDS — 0.91%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	1,289,908	1,289,908
Total Money Market Funds (Cost $1,289,908)		1,289,908

Total Investments — 100.03% (Cost $91,837,984)		142,120,342

Liabilities in Excess of Other Assets — (0.03)%		(39,127)

NET ASSETS — 100.00%		$142,081,215

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

16	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Small Cap Equity Fund
Schedule of Investments

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.43%
Communications — 1.79%
TechTarget, Inc.(a)	3,304	$311,600

Consumer Discretionary — 13.02%
Bloomin’ Brands, Inc.(a)	13,870	299,869
Boot Barn Holdings, Inc.(a)	3,601	376,268
Deckers Outdoor Corp.(a)	929	367,243
Group 1 Automotive, Inc.	1,741	313,032
Jack in the Box, Inc.	3,365	332,967
Malibu Boats, Inc., Class A(a)	4,006	282,864
Masonite International Corp.(a)	2,481	297,745
		2,269,988
Consumer Staples — 3.24%
e.l.f. Beauty, Inc.(a)	9,030	291,760
Simply Good Foods Co. (The)(a)	6,879	272,752
		564,512
Energy — 2.07%
Ovintiv, Inc.	9,630	361,318

Financials — 13.19%
Ameris Bancorp	5,364	281,020
Cowen Group, Inc., Class A	7,119	268,600
Hanover Insurance Group, Inc.	1,934	243,684
Home BancShares, Inc.	12,653	300,636
Investors Bancorp, Inc.	18,837	288,206
Jefferies Financial Group, Inc.	7,648	328,864
Pinnacle Financial Partners, Inc.	3,085	297,918
Primerica, Inc.	1,730	291,055
		2,299,983
Health Care — 17.66%
Acceleron Pharma, Inc.(a)	805	140,215
Aurinia Pharmaceuticals, Inc.(a)	10,392	343,767
Axsome Therapeutics, Inc.(a)	4,628	178,178
Blueprint Medicines Corp.(a)	3,168	356,368
CONMED Corp.	2,620	383,254
Cytokinetics, Inc.(a)	4,234	147,809
Denali Therapeutics, Inc.(a)	1,564	75,619
DYNAVAX TECHNOLOGIES CORPORATION(a)	7,046	140,709
Ensign Group, Inc. (The)	3,957	308,686
Envista Holdings Corp.(a)	8,230	321,793

See accompanying notes which are an integral part of these financial statements.	17

Dana Epiphany ESG Small Cap Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.43% — (continued)
Health Care — 17.66% — (continued)
Exelixis, Inc.(a)	6,015	$129,383
Horizon Therapeutics PLC(a)	3,524	422,562
Travere Therapeutics, Inc.(a)	4,594	132,353
		3,080,696
Industrials — 13.56%
Atkore, Inc.(a)	3,780	357,323
Cactus, Inc., Class A	7,686	334,340
Gates Industrial Corp. PLC(a)	17,023	279,858
Hub Group, Inc., Class A(a)	4,572	359,222
MasTec, Inc.(a)	2,824	251,703
Regal-Beloit Corp.	1,186	180,619
SkyWest, Inc.(a)	6,751	290,496
Zurn Water Solutions, Inc.	8,584	311,428
		2,364,989
Materials — 6.68%
Advanced Drainage Systems, Inc.	2,706	305,237
Avient Corp.	4,409	237,557
Codexis, Inc.(a)	5,399	187,723
Element Solutions, Inc.	9,924	225,374
Summit Materials, Inc., Class A(a)	5,878	209,551
		1,165,442
Real Estate — 8.75%
Agree Realty Corp.	4,315	306,624
Global Medical REIT, Inc.	18,878	312,998
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,743	286,477
Spirit Realty Capital, Inc.	6,288	307,672
STAG Industrial, Inc.	7,174	312,284
		1,526,055
Technology — 15.55%
Cohu, Inc.(a)	9,629	308,513
Kulicke & Soffa Industries, Inc.	5,258	299,706
Omnicell, Inc.(a)	2,403	428,095
Perficient, Inc.(a)	2,988	369,317
Rapid7, Inc.(a)	2,497	321,489
Sailpoint Technologies Holdings, Inc.(a)	6,126	293,925
Semtech Corp.(a)	4,229	359,592
Ultra Clean Holdings, Inc.(a)	6,669	330,582
		2,711,219

18	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Small Cap Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 99.43% — (continued)
Utilities — 2.46%
Chesapeake Utilities Corp.	1,703	$223,212
Southwest Gas Holdings, Inc.	2,964	205,257
		428,469
Total Common Stocks (Cost $12,348,412)		17,084,271

EXCHANGE-TRADED FUNDS — 1.46%

iShares Russell 2000 ETF	1,118	254,960
Total Exchange-Traded Funds (Cost $253,948)		254,960

MONEY MARKET FUNDS — 0.63%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	110,441	110,441
Total Money Market Funds (Cost $110,441)		110,441

Total Investments — 100.06% (Cost $12,712,801)		17,449,672

Liabilities in Excess of Other Assets — (0.06)%		(10,942)

NET ASSETS — 100.00%		$17,438,730

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ETF - Exchange-Traded Fund

REIT - Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.	19

Dana Epiphany ESG Equity Fund
Schedule of Investments

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.41%
Communications — 10.68%
Alphabet, Inc., Class A(a)	570	$1,687,725
Alphabet, Inc., Class C(a)	230	682,044
AT&T, Inc.	1,000	25,260
Comcast Corp., Class A	24,400	1,254,892
Interpublic Group of Cos., Inc.	37,000	1,353,090
Verizon Communications, Inc.	22,000	1,165,780
Walt Disney Co. (The)(a)	6,200	1,048,234
		7,217,025
Consumer Discretionary — 12.13%
Amazon.com, Inc.(a)	300	1,011,729
Best Buy Co., Inc.	10,800	1,320,192
D.R. Horton, Inc.	14,200	1,267,634
Deckers Outdoor Corp.(a)	3,600	1,423,116
Fortune Brands Home & Security, Inc.	10,600	1,074,840
Home Depot, Inc. (The)	2,200	817,828
McDonald’s Corp.	2,200	540,210
Tractor Supply Co.	3,400	738,378
		8,193,927
Consumer Staples — 7.55%
Darling Ingredients, Inc.(a)	12,400	1,048,048
General Mills, Inc.	16,000	988,800
Kimberly-Clark Corp.	6,200	802,838
Mondelez International, Inc., Class A	15,000	911,100
Target Corp.	5,200	1,350,024
		5,100,810
Energy — 2.75%
ConocoPhillips	6,000	446,940
Pioneer Natural Resources Co.	4,400	822,712
Williams Cos., Inc. (The)	21,000	589,890
		1,859,542
Financials — 9.53%
American Express Co.	4,800	834,144
Bank of New York Mellon Corp. (The)	20,000	1,184,000
Discover Financial Services	9,200	1,042,544
JPMorgan Chase & Co.	6,000	1,019,340
Morgan Stanley	11,200	1,151,136
Truist Financial Corp.	19,000	1,205,930
		6,437,094

20	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.41% — (continued)
Health Care — 12.80%
Cigna Corp.	5,800	$1,238,938
CVS Health Corp.	14,000	1,249,920
Emergent BioSolutions, Inc.(a)	400	19,068
Encompass Health Corp.	15,300	972,468
Envista Holdings Corp.(a)	28,000	1,094,800
Horizon Therapeutics PLC(a)	10,600	1,271,046
IQVIA Holdings, Inc.(a)	4,500	1,176,390
Syneos Health, Inc.(a)	4,000	373,360
Zoetis, Inc.	5,800	1,253,960
		8,649,950
Industrials — 8.53%
Deere & Co.	3,100	1,061,161
Norfolk Southern Corp.	3,400	996,370
Regal-Beloit Corp.	9,600	1,462,368
TE Connectivity Ltd.	9,000	1,314,000
W.W. Grainger, Inc.	2,000	926,220
		5,760,119
Materials — 2.66%
Avery Dennison Corp.	2,700	587,844
Nucor Corp.	7,400	826,210
Sherwin-Williams Co. (The)	1,200	379,932
		1,793,986
Real Estate — 4.10%
Alexandria Real Estate Equities, Inc.	3,300	673,662
American Tower Corp., Class A	1,800	507,546
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	17,400	1,050,960
Iron Mountain, Inc.	4,200	191,688
Prologis, Inc.	2,400	347,904
		2,771,760
Technology — 25.28%
Accenture PLC, Class A	3,800	1,363,402
Apple, Inc.	14,000	2,097,200
Cadence Design Systems, Inc.(a)	6,800	1,177,148
CDW Corp.	7,200	1,343,880
Cisco Systems, Inc.	5,000	279,850
Cognizant Technology Solutions Corp., Class A	16,400	1,280,676
Fidelity National Information Services, Inc.	10,400	1,151,696
Intel Corp.	2,600	127,400
Lam Research Corp.	2,300	1,296,211

See accompanying notes which are an integral part of these financial statements.	21

Dana Epiphany ESG Equity Fund
Schedule of Investments (continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 98.41% — (continued)
Technology — 25.28% — (continued)
Microchip Technology, Inc.	17,800	$1,318,802
Micron Technology, Inc.	15,000	1,036,500
Microsoft Corp.	6,700	2,221,854
Texas Instruments, Inc.	6,600	1,237,368
Visa, Inc., Class A	5,400	1,143,558
		17,075,545
Utilities — 2.40%
Avangrid, Inc.	7,400	389,980
Eversource Energy	8,000	679,200
NextEra Energy, Inc.	6,500	554,645
		1,623,825
Total Common Stocks (Cost $55,550,001)		66,483,583

MONEY MARKET FUNDS — 1.46%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	985,936	985,936
Total Money Market Funds (Cost $985,936)		985,936

Total Investments — 99.87% (Cost $56,535,937)		67,469,519

Other Assets in Excess of Liabilities — 0.13%		87,476

NET ASSETS — 100.00%		$67,556,995

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

22	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Assets and Liabilities

October 31, 2021

	Dana Large Cap Equity Fund	Dana Epiphany ESG Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Assets
Investments in securities at fair value (cost $91,837,984, $12,712,801 and $56,535,937) (Note 3)	$142,120,342	$17,449,672	$67,469,519
Cash	16,500	208	6,000
Receivable for fund shares sold	24,487	—	57,197
Dividends receivable	136,730	1,848	67,411
Receivable from Adviser (Note 4)	—	4,255	—
Prepaid expenses	24,634	16,006	21,488
Total Assets	142,322,693	17,471,989	67,621,615
Liabilities
Payable for fund shares redeemed	126,201	—	1,402
Payable to Adviser (Note 4)	61,524	—	26,250
Accrued Distribution (12b-1) fees (Note 4)	5,513	—	—
Payable to Administrator (Note 4)	12,252	6,333	6,913
Payable to trustees (Note 4)	1,599	2,058	1,632
Other accrued expenses	34,389	24,868	28,423
Total Liabilities	241,478	33,259	64,620
Net Assets	$142,081,215	$17,438,730	$67,556,995
Net Assets consist of:
Paid-in capital	75,832,660	11,328,684	55,527,320
Accumulated earnings	66,248,555	6,110,046	12,029,675
Net Assets	$142,081,215	$17,438,730	$67,556,995
Institutional Class:
Net Assets	$115,544,440	$17,438,730	$67,556,995
Shares outstanding (unlimited number of shares authorized, no par value)	3,956,702	1,096,368	4,836,004
Net asset value, offering and redemption price per share (Note 2)	$29.20	$15.91	$13.97
Investor Class:
Net Assets	$26,536,775
Shares outstanding (unlimited number of shares authorized, no par value)	908,730
Net asset value, offering and redemption price per share (Note 2)	$29.20

See accompanying notes which are an integral part of these financial statements.	23

Dana Funds
Statements of Operations

For the year ended October 31, 2021

	Dana Large Cap Equity Fund	Dana Epiphany ESG Small Cap Equity Fund	Dana Epiphany ESG Equity Fund
Investment Income
Dividend income	$1,836,873	$106,016	$582,919
Total investment income	1,836,873	106,016	582,919
Expenses
Investment Adviser fees (Note 4)	866,362	111,370	265,910
Administration and compliance services fees (Note 4)	76,453	33,000	34,333
Distribution (12b-1) fees, Investor Class (Note 4)	63,778	—	—
Fund accounting fees (Note 4)	45,045	24,999	24,583
Registration expenses	40,624	26,455	29,016
Transfer agent fees (Note 4)	23,000	18,000	17,700
Audit and tax preparation fees	17,960	17,960	17,960
Custodian fees	17,294	5,434	16,556
Legal fees	15,289	37,037	15,283
Printing and postage expenses	12,368	5,292	6,760
Trustee fees (Note 4)	6,671	5,296	5,141
Insurance expenses	1,693	2,238	2,086
Interest	—	—	—
Miscellaneous expenses	25,912	18,334	21,509
Total expenses	1,212,450	305,415	456,837
Fees contractually waived and expenses reimbursed by Adviser (Note 4)	(174,396)	(164,133)	(108,826)
Net operating expenses	1,038,053	141,282	348,011
Net investment income (loss)	798,820	(35,266)	234,908
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	16,461,777	2,817,117	1,024,321
Net change in unrealized appreciation on investment securities	26,848,239	3,549,853	8,442,528
Net realized and change in unrealized gain on investments	43,310,016	6,366,970	9,466,849
Net increase in net assets resulting from operations	$44,108,836	$6,331,704	$9,701,757

24	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets

	Dana Large Cap Equity Fund		Dana Epiphany ESG Small Cap Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$798,820	$1,340,026	$(35,266)	$(791)
Net realized gain (loss) on investment securities transactions	16,461,777	2,299,800	2,817,117	(1,256,551)
Net change in unrealized appreciation (depreciation) of investment securities	26,848,239	2,714,687	3,549,853	(80,215)
Net increase (decrease) in net assets resulting from operations	44,108,836	6,354,513	6,331,704	(1,337,557)
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(2,521,779)	(12,130,253)	—	(5,901)
Investor Class	(616,743)	(2,798,272)	—	—
Total distributions	(3,138,522)	(14,928,525)	—	(5,901)
Capital Transactions – Institutional Class(a)
Proceeds from shares sold	19,866,697	31,507,881	4,001,045	1,008,397
Shares issued in connection with class consolidation	—	—	—	1,513,471
Reinvestment of distributions	1,261,457	5,707,638	—	5,764
Amount paid for shares redeemed	(29,994,338)	(46,107,580)	(2,755,405)	(3,966,219)
Total – Institutional Class	(8,866,184)	(8,892,061)	1,245,640	(1,438,587)
Capital Transactions – Investor Class(a)
Proceeds from shares sold	955,765	1,784,299	—	94,173
Shares issued in connection with class consolidation	—	—	—	(1,513,471)
Reinvestment of distributions	610,137	2,782,815	—	—
Amount paid for shares redeemed	(7,582,529)	(3,531,248)	—	(555,014)
Total – Investor Class	(6,016,627)	1,035,866	—	(1,974,312)
Net increase (decrease) in net assets resulting from capital transactions	(14,882,811)	(7,856,195)	1,245,640	(3,412,899)
Total Increase (Decrease) in Net Assets	26,087,503	(16,430,207)	7,577,344	(4,756,357)

See accompanying notes which are an integral part of these financial statements.	25

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Large Cap Equity Fund		Dana Epiphany ESG Small Cap Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Net Assets
Beginning of year	$115,993,712	$132,423,919	$9,861,386	$14,617,743
End of year	$142,081,215	$115,993,712	$17,438,730	$9,861,386
Share Transactions – Institutional Class(a)
Shares sold	784,104	1,538,470	285,750	98,505
Shares issued in connection with class consolidation	—	—	—	161,172
Shares issued in reinvestment of distributions	51,614	262,762	—	657
Shares redeemed	(1,178,281)	(2,218,189)	(193,538)	(469,527)
Total – Institutional Class	(342,563)	(416,957)	92,212	(209,193)
Share Transactions - Investor Class(a)
Shares sold	36,024	85,588	—	11,511
Shares redeemed in connection with class consolidation	—	—	—	(163,036)
Shares issued in reinvestment of distributions	25,319	127,884	—	—
Shares redeemed	(310,665)	(174,728)	—	(65,194)
Total – Investor Class	(249,322)	38,744	—	(216,719)

(a)	Effective at the close of business on June 4, 2020, Investor Class Shares of the Dana Epiphany ESG Small Cap Fund were consolidated into the Institutional Class shares.

26	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$234,908	$115,632
Net realized gain on investment securities transactions	1,024,321	234,203
Net change in unrealized appreciation of investment securities	8,442,528	362,862
Net increase in net assets resulting from operations	9,701,757	712,697
Distributions to Shareholders from Earnings (Note 2)
Institutional Class	(415,436)	(862,512)
Investor Class	—	(1,182,772)
Total distributions	(415,436)	(2,045,284)
Capital Transactions – Institutional Class(a)
Proceeds from shares sold	52,799,761	2,228,653
Shares issued in connection with class consolidation	—	7,410,006
Reinvestment of distributions	412,645	856,169
Amount paid for shares redeemed	(8,003,838)	(2,402,606)
Total – Institutional Class	45,208,568	8,092,222
Capital Transactions – Investor Class(a)
Proceeds from shares sold	—	963,569
Shares issued in connection with class consolidation	—	(7,410,006)
Reinvestment of distributions	—	1,167,223
Amount paid for shares redeemed	—	(1,238,947)
Total – Investor Class	—	(6,518,161)
Net increase in net assets resulting from capital transactions	45,208,568	1,574,061
Total Increase in Net Assets	54,494,889	241,474
Net Assets
Beginning of year	13,062,106	12,820,632
End of year	$67,556,995	$13,062,106

See accompanying notes which are an integral part of these financial statements.	27

Dana Funds
Statements of Changes in Net Assets (continued)

	Dana Epiphany ESG Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Share Transactions – Institutional Class(a)
Shares sold	4,143,277	242,216
Shares issued in connection with class consolidation	—	747,410
Shares issued in reinvestment of distributions	34,346	82,565
Shares redeemed	(615,363)	(237,169)
Total – Institutional Class	3,562,260	835,022
Share Transactions - Investor Class(a)
Shares sold	—	87,988
Shares redeemed in connection with class consolidation	—	(722,853)
Shares issued in reinvestment of distributions	—	108,459
Shares redeemed	—	(123,629)
Total – Investor Class	—	(650,035)

(a)	Effective at the close of business on June 4, 2020, Investor Class Shares of the Dana Epiphany ESG Fund were consolidated into the Institutional Class shares.

28	See accompanying notes which are an integral part of these financial statements.

Dana Large Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$21.25	$22.69	$22.35	$22.64	$17.67

Investment operations:
Net investment income	0.17	0.23	0.38	0.32	0.32
Net realized and unrealized gain (loss) on investments	8.39	0.86	2.46	0.45	4.96
Total from investment operations	8.56	1.09	2.84	0.77	5.28

Less distributions to shareholders from:
Net investment income	(0.17)	(0.23)	(0.36)	(0.32)	(0.31)
Net realized gains	(0.44)	(2.30)	(2.14)	(0.74)	—
Total distributions	(0.61)	(2.53)	(2.50)	(1.06)	(0.31)

Redemption fees	—	—	—	—	—	(a)

Net asset value, end of year	$29.20	$21.25	$22.69	$22.35	$22.64

Total Return(b)	40.89%	4.65%	15.55%	3.27%	30.11%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$115,544	$91,379	$107,026	$176,954	$134,291
Before waiver
Ratio of expenses to average net assets	0.86%	0.91%	0.85%	0.86%	0.92%
After waiver
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.74	%(c)
Ratio of net investment income to average net assets	0.65%	1.10%	1.68%	1.41%	1.48%
Portfolio turnover rate(d)	30%	57%	50%	58%	50%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.73% for the fiscal year ended October 31, 2017.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.	29

Dana Large Cap Equity Fund – Investor Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$21.26	$22.69	$22.35	$22.64	$17.68

Investment operations:
Net investment income	0.10	0.18	0.30	0.28	0.24
Net realized and unrealized gain (loss) on investments	8.39	0.87	2.50	0.43	4.98
Total from investment operations	8.49	1.05	2.80	0.71	5.22

Less distributions to shareholders from:
Net investment income	(0.11)	(0.18)	(0.32)	(0.26)	(0.26)
Net realized gains	(0.44)	(2.30)	(2.14)	(0.74)	—
Total distributions	(0.55)	(2.48)	(2.46)	(1.00)	(0.26)

Redemption fees	—	—	—	—	—

Net asset value, end of year	$29.20	$21.26	$22.69	$22.35	$22.64

Total Return(a)	40.48%	4.43%	15.29%	3.01%	29.72%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$26,537	$24,615	$25,398	$28,870	$40,957
Before waiver
Ratio of expenses to average net assets	1.11%	1.16%	1.10%	1.11%	1.17%
After waiver
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99	%(b)
Ratio of net investment income to average net assets	0.40%	0.85%	1.40%	1.17%	1.20%
Portfolio turnover rate(c)	30%	57%	50%	58%	50%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(b)	This ratio includes the impact of overdraft fees. If this cost had been excluded, the ratio of expenses to average net assets would have been 0.98% for the fiscal year ended October 31, 2017.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

30	See accompanying notes which are an integral part of these financial statements.

Dana Epiphany ESG Small Cap Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of year	$9.82	$10.24	$11.09	$11.43	$9.30

Investment operations:
Net investment income (loss)	(0.03)	0.01	0.01	(0.03)	— (a)
Net realized and unrealized gain (loss) on investments	6.12	(0.42)	(0.05)	(0.31)	2.14
Total from investment operations	6.09	(0.41)	(0.04)	(0.34)	2.14

Less distributions to shareholders from:
Net investment income	—	(0.01)	—	— (a)	(0.01)
Net realized gains	—	—	(0.81)	—	—
Total distributions	—	(0.01)	(0.81)	— (a)	(0.01)

Redemption fees	—	—	—	—	—

Net asset value, end of year	$15.91	$9.82	$10.24	$11.09	$11.43

Total Return(b)	62.02%	(4.04)%	0.83%	(2.95)%	23.08%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$17,439	$9,861	$12,421	$16,196	$14,011
Before waiver
Ratio of expenses to average net assets	2.05%	2.58%	1.88%	1.75%	2.02%
After waiver
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.24)%	0.02%	0.11%	(0.24)%	—%
Portfolio turnover rate	92%	88%	50%	78%	58%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.	31

Dana Epiphany ESG Equity Fund – Institutional Class
Financial Highlights

(For a share outstanding during each year)

	Years Ended October 31,
	2021	2020	2019	2018	2017(a)
Selected Per Share Data
Net asset value, beginning of year	$10.25	$11.58	$11.80	$13.09	$10.86

Investment operations:
Net investment income	0.06	0.09	0.14	0.08 (b)	0.04 (b)
Net realized and unrealized gain (loss) on investments	3.87	0.47	1.15	0.74	2.37
Total from investment operations	3.93	0.56	1.29	0.82	2.41

Less distributions to shareholders from:
Net investment income	(0.06)	(0.10)	(0.12)	(0.08)	(0.01)
Net realized gains	(0.15)	(1.79)	(1.39)	(2.03)	(0.17)
Total distributions	(0.21)	(1.89)	(1.51)	(2.11)	(0.18)

Redemption fees	—	—	—	—	— (c)

Net asset value, end of year	$13.97	$10.25	$11.58	$11.80	$13.09

Total Return(d)	38.70%	4.76%	12.76%	6.32%	22.46%

Ratios and Supplemental Data:

Net assets, end of year (000 omitted)	$67,557	$13,062	$5,079	$6,485	$7,429
Before waiver
Ratio of expenses to average net assets	1.12%	2.00%	2.13%	1.63%	2.15%
After waiver
Ratio of expenses to average net assets	0.85%	0.85%	0.90%	1.25%	1.82%
Ratio of net investment income to average net assets	0.57%	0.89%	1.19%	0.62%	0.36%
Portfolio turnover rate	18%	67%	60%	23%	97%

(a)	Effective May 30, 2017, Class C shares were renamed Class I Shares. Effective December 19, 2018, Class I shares were renamed Institutional Class Shares.
(b)	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

32	See accompanying notes which are an integral part of these financial statements.

Dana Funds
Notes to the Financial Statements

October 31, 2021

NOTE 1. ORGANIZATION

The Dana Large Cap Equity Fund (the “Large Cap Fund”), the Dana Epiphany ESG Small Cap Equity Fund (the “Small Cap Fund”), and the Dana Epiphany ESG Equity Fund (the “Epiphany ESG Fund”) (each a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is Dana Investment Advisors, Inc. (the “Adviser”). Each Fund seeks long-term growth of capital.

The Large Cap Fund currently offers Investor Class shares and Institutional Class shares. The Small Cap Fund and Epiphany ESG Fund currently offer Institutional Class shares. Effective on the close of business on October 13, 2017, Class A shares were consolidated into Class N shares of the Large Cap Fund which were subsequently re-designated Investor Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as declared by the Board. Effective at the close of business on June 4, 2020, Investor Class shares of the Small Cap Fund and Epiphany ESG Fund were consolidated into the Institutional Class shares of the Small Cap Fund and Epiphany ESG Fund. Prior to February 28, 2017, all share classes of the Large Cap Fund and the Small Cap Fund imposed a 2.00% redemption fee on shares redeemed within 60 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

33

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

As of and during the fiscal year ended October 31, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations when incurred. During the fiscal year ended October 31, 2021, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds may hold Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Funds intend to distribute substantially all of their net investment income, if any, at least quarterly. The Funds intend to distribute their net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the fiscal year October 31, 2021, the Funds did not make any reclassifications.

Share Valuation – The NAV per share of each class of each Fund is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class.

34

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

35

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2021:

Large Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$140,830,434	$—	$—	$140,830,434
Money Market Funds	1,289,908	—	—	1,289,908
Total	$142,120,342	$—	$—	$142,120,342

Small Cap Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,084,271	$—	$—	$17,084,271
Exchange Traded Funds	254,960	—	—	254,960
Money Market Funds	110,441	—	—	110,441
Total	$17,449,672	$—	$—	$17,449,672

Epiphany ESG Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$66,483,583	$—	$—	$66,483,583
Money Market Funds	985,936	—	—	985,936
Total	$67,469,519	$—	$—	$67,469,519

(a)	Refer to Schedule of Investments for sector classifications.

36

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement for each Fund, manages the Funds’ investments subject to oversight of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65%, 0.75% and 0.65% of the average daily net assets of the Large Cap Fund, the Small Cap Fund and the Epiphany ESG Fund, respectively. For the fiscal year ended October 31, 2021, the Adviser earned fees of $866,362 from the Large Cap Fund, $111,370 from the Small Cap Fund and $265,910 from the Epiphany ESG Fund before the waivers described below. At October 31, 2021, the Large Cap Fund and the Epiphany ESG Fund owed the Adviser $61,524 and $26,250, respectively. The Adviser owed the Small Cap Fund $4,255.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses through February 28, 2022, but only to the extent necessary so that the Funds’ net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired fund fees and expenses”) do not exceed 0.73% of the average daily net assets of the Institutional Class and the Investor Class for the Large Cap Fund, 0.95% of the average daily net assets of the Institutional Class for the Small Cap Fund, and 0.85% of the average daily net assets of the Institutional Class for the Epiphany ESG Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the waiver or expense reimbursement, and the expense limitation in effect at the time of the repayment. The expense limitation agreements may not be terminated except by mutual consent of the Adviser and the Board. For the fiscal year ended October 31, 2021, the Adviser waived fees of $174,396 from the Large Cap Fund, $164,133 from the Small Cap Fund and $108,826 from the Epiphany ESG Fund.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

Recoverable through	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
October 31, 2022	$169,051	$153,464	$137,305
October 31, 2023	227,431	187,744	154,164
October 31, 2024	174,396	164,133	108,826

37

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Funds with administration and compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended October 31, 2021, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at October 31, 2021 were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Administration	$73,453	$30,000	$31,333
Compliance	3,000	3,000	3,000
Fund accounting	45,045	24,999	24,583
Transfer agent	23,000	18,000	17,700
Payable to Administrator	12,252	6,333	6,913

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Funds. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Funds’ shares. There were no payments made to the Distributor by the Funds for the fiscal year ended October 31, 2021.

The Trust, with respect to the Large Cap Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Plan provides that the Large Cap Fund will pay the Distributor and any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating at a rate of 0.25% of the average daily net assets for the Investor Class shares in connection with the promotion and distribution of the Large Cap Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Investor Class shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Large Cap Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Large Cap Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2021, the Investor Class shares 12b-1 expense incurred by the Large Cap Fund was $63,778. As of October 31, 2021, the Large Cap Fund owed the Distributor $5,513.

38

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Purchases	$39,669,634	$14,544,331	$51,715,447

Sales	57,241,796	13,308,912	7,328,783

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At October 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Gross unrealized appreciation	$50,467,007	$4,752,694	$11,921,682
Gross unrealized depreciation	(524,065)	(63,903)	(1,008,341)
Net unrealized appreciation/(depreciation) on investments	49,942,942	4,688,791	10,913,341
Tax cost of investments	92,177,400	12,760,881	56,556,178

At October 31, 2021, the difference between book basis and tax basis unrealized appreciation for the Large Cap Fund, Small Cap Fund and Epiphany ESG Fund was attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Undistributed ordinary income	$3,266,725	$112,914	$282,753
Undistributed long-term capital gains	13,038,888	1,308,341	833,581
Unrealized appreciation on investments	49,942,942	4,688,791	10,913,341
Total accumulated earnings	$66,248,555	$6,110,046	$12,029,675

39

Dana Funds
Notes to the Financial Statements (continued)

October 31, 2021

The tax character of distributions paid for the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	Large Cap Fund		Small Cap Fund		Epiphany ESG Fund
	2021	2020	2021	2020	2021	2020
Distributions paid from:
Ordinary income(a)	$818,449	$1,329,710	$—	$5,901	$157,453	$112,014
Long-term capital gains	2,320,073	13,598,815	—	—	257,983	1,933,270
Total distributions paid	$3,138,522	$14,928,525	$—	$5,901	$415,436	$2,045,284

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2021, the Small Cap Fund utilized $1,358,864 of their capital loss carryforwards.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2021, the Epiphany ESG Fund and the Large Cap Fund had 25.28% and 26.07% of the value of their net assets invested in stocks within the Technology sector, respectively.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

40

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dana Funds and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dana Funds comprising the funds listed below (the “Funds”) as of October 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Dana Large Cap Equity Fund and Dana Epiphany ESG Small Cap Equity Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, 2019, 2018, and 2017
Dana Epiphany ESG Equity Fund	For the year ended October 31, 2021	For the years ended October 31, 2021 and 2020	For the years ended October 31, 2021, 2020, and 2019

Dana Epiphany ESG Equity Fund’s financial highlights for the years ended October 31, 2018, and prior, were audited by other auditors whose report dated December 26, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October

41

Report of Independent Registered Public Accounting Firm (continued)

31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds within Dana Funds since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 28, 2021

42

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

43

Summary of Fund Expenses (Unaudited) (continued)

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Large Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 1,082.40	$3.83	0.73%

	Hypothetical (b)	$ 1,000.00	$ 1,021.53	$3.72	0.73%

Investor Class	Actual	$ 1,000.00	$ 1,081.10	$5.14	0.98%

	Hypothetical (b)	$ 1,000.00	$ 1,020.27	$4.99	0.98%
Small Cap Fund
Institutional Class	Actual	$ 1,000.00	$ 1,073.50	$4.96	0.95%

	Hypothetical (b)	$ 1,000.00	$ 1,020.42	$4.84	0.95%
Epiphany ESG Fund
Institutional Class	Actual	$ 1,000.00	$ 1,068.40	$4.43	0.85%

	Hypothetical (b)	$ 1,000.00	$ 1,020.92	$4.33	0.85%

(a)

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ investment adviser for the period beginning May 1, 2021 to October 31, 2021. The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios, without such reimbursements.

(b)	Hypothetical assumes 5% annual return before expenses.

44

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Qualified Dividend Income	52%	0%	100%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Qualified Business Income	1%	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2021 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Dividends Received Deduction	53%	0%	100%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Large Cap Fund	Small Cap Fund	Epiphany ESG Fund
Long-Term Capital Gains Distributions	$2,320,073	$—	$257,983

45

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Dana Investment Advisors, Inc., the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

46

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, (54) Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).

Trustee, Angel Oak Funds Trust (since February 2019) (5 portfolios); Trustee, Angel Oak Strategic Credit Fund (since December 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (Since November 2021).

47

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, (62) Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (5 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, U.S. Fixed Income Trust (since March 2019); Trustee and Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, (59) Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.
***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

48

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, (36) Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015).	None.
Zachary P. Richmond, (41) Chief Financial Officer and Treasurer Since September 2021	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (September 2021 to present).	None.
Kevin J. Patton, (51) Chief Compliance Officer Since March 2020

Current: Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (since January 2020).

Previous: Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020).

None.
Carol J. Highsmith, (57) Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Matt J. Miller, (45) Vice President Since December 2011	Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
Stephen L. Preston, (55) AML Officer Since June 2017

Current: Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011).

Previous: Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019); Chief Compliance Officer, Unified Financial Securities, LLC (April 2018 to December 2019).

None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

49

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 2-3, 2021, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “Dana Agreements”) between Valued Advisers Trust (the “Trust”) and Dana Investment Advisors, Inc. (“Dana”) with respect to the Dana Large Cap Equity Fund (the “Large Cap Fund”), the Dana Small Cap Equity Fund (the “Small Cap Fund”), and the Dana Epiphany ESG Equity Fund (the “ESG Fund”) (collectively, the “Dana Funds”). Dana provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities, including the factors to be considered, and the application of those factors to Dana. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Dana and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Dana Agreements, including: (i) reports regarding the services and support provided to the Dana Funds by Dana; (ii) quarterly assessments of the investment performance of the Dana Funds by personnel of Dana; (iii) commentary on the reasons for the performance; (iv) presentations by Dana addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Dana Funds and Dana; (vi) disclosure information contained in the Trust’s registration statement and Dana’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the Dana Agreements. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Dana, including its financial information; a description of its personnel and services it provides to the Dana Funds; information on Dana’s investment advice and performance; summaries of Dana Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Dana Funds; and (c) the benefits to be realized by Dana from its relationship with the Dana Funds. The Board did not identify any particular information that was most relevant to its consideration of the Dana Agreements and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by Dana. The Board considered Dana’s responsibilities under the Dana Agreements. The Trustees considered the services being provided by Dana to the Dana Funds including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Dana Funds’ investment objectives and limitations, its coordination of services for the Dana Funds among their service providers, and its efforts to promote the Dana Funds and grow their assets. The Trustees considered Dana’s continuity of, and commitment to retain, qualified personnel and Dana’s commitment to maintain and enhance its resources and systems, the commitment of Dana’s personnel to finding alternatives and options that allow the Dana Funds to maintain their goals, and Dana’s continued cooperation with the Board and counsel for the Dana Funds. The Trustees considered Dana’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials provided by Dana, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Dana were satisfactory and adequate for the Dana Funds.

50

Investment Advisory Agreement Approval (Unaudited) (continued)

2.

Investment Performance of the Dana Funds and Dana. The Trustees compared the performance of each of the Dana Funds with the performance of funds in a peer group with similar objectives managed by other investment advisers, with aggregated Morningstar category data, and with the performance of each of the Dana Funds’ benchmark. The Trustees also considered the consistency of Dana’s management of the Dana Funds with their investment objectives, strategies, and limitations. The Trustees noted that, as of March 31, 2021, the Large Cap Fund’s performance was above its peer group median for the one-year, five-year, and since inception periods, and below the peer group median for the three-year period. The Trustees noted that the Large Cap Fund’s performance was below that of its benchmark for all periods presented. When compared to other funds in its custom Morningstar category, the Trustees observed that the Large Cap Fund’s performance was below the average and median for the one-year and three-year periods, above the average but below the median for the five-year period, and above the median for the since inception period. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Large Cap Fund and they noted that the performance of Dana’s composite was lower, and that the reasons for the difference were reasonable. The Trustees considered the performance of the Small Cap Fund, and observed that, as of March 31, 2021, the Small Cap Fund performed above the median of its peer group for the one-year period, and below the median of its peer group for the three-year, five-year, and since inception periods. As compared to its benchmark, the Trustees noted that the Small Cap Fund outperformed for the one-year period ended March 31, 2021, and underperformed for the three-year, five-year, and since inception periods. They also noted that the Small Cap Fund’s performance was above the average and median of its custom Morningstar category for the one-year period, and below the average and median of the category for all other periods presented. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the Small Cap Fund and they noted that the performance of the separate account composite was slightly lower, and that the reasons for the difference were reasonable. The Trustees then considered the performance of the ESG Fund, noting that Dana began managing the Fund in December of 2018. For this reason, the Trustees focused their attention on the one-year performance of the ESG Fund. They observed that for the one-year period ended March 31, 2021, the ESG Fund outperformed as compared to its benchmark, the median of its peer group, and the median and average of its custom Morningstar category. The Trustees also considered the performance of Dana’s separate accounts that were managed in a manner similar to that of the ESG Fund and they noted that the performance of one of the separate account composites was higher, and that one was lower, and that the reasons for the differences were reasonable. The Trustees took into consideration discussions with representatives of Dana regarding the reasons for the performance of each of the Dana Funds. After reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Dana Funds and Dana was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Dana from the relationship with the Dana Funds. The Trustees considered: (1) Dana’s financial condition; (2) the asset level of the Dana Funds; (3) the overall expenses of each of the Dana Funds; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by Dana regarding its profits associated with managing each of the Dana Funds, noting that Dana is currently waiving a portion of its management fee and/or reimbursing other expenses with

51

Investment Advisory Agreement Approval (Unaudited) (continued)

respect to each of the Dana Funds. The Trustees also considered potential benefits for Dana in managing the Dana Funds. The Trustees then compared the fees and expenses of the Dana Funds (including the management fee) to other comparable mutual funds. The Trustees noted that the Large Cap Fund’s management fee was equal to the median and below the average of its peer group and above the average and median of its custom Morningstar category. The Trustees also noted that the Large Cap Fund’s net expense ratio for the Institutional Class was below the average and median of its peer group and above the median and average of its custom Morningstar category. With respect to the Small Cap Fund, the Trustees noted that the management fee was below the average and equal to the median of its peer group and below the average and median of the custom Morningstar category. They also noted that the Small Cap Fund’s net expense ratio for the Institutional Class was below the average and median of its peer group and below the average and median of its custom Morningstar category. With respect to the ESG Fund, the Board noted that the management fee was above the average and equal to the median of its peer group and above both the average and median of its custom Morningstar category. They also noted that the ESG Fund’s net expense ratio for the Institutional Class was below the average and equal to the median of its peer group and above both the average and median of its custom Morningstar category. The Board also considered the fact that Dana contractually lowered the management fee for the Large Cap Fund and the Small Cap Fund in the past and had contractually agreed to limit expenses of each of the Dana Funds. The Board noted that the fees that Dana assesses for separate account clients that have strategies similar to that of each of the Dana Funds, respectively, could be comparable or lower and they expressed the view that the reasons for such differences were acceptable and reasonable. Based on the foregoing, the Board concluded that the fees to be paid to Dana by each of the Dana Funds and the profits to be realized by Dana, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

4.

The extent to which economies of scale would be realized as the Dana Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Dana Funds’ investors. The Board considered the Dana Funds’ fee arrangements with Dana. The Board considered that while the management fee remained the same at all asset levels, the shareholders experienced benefits from each of the Dana Funds’ expense limitation arrangements. The Trustees noted that once the expenses fell below the cap set by each arrangement, the shareholders would continue to benefit from economies of scale under the Dana Funds’ arrangements with other service providers to the Dana Funds, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of Dana at the inception of each of the Dana Funds to ensure that a cost structure was in place that was beneficial for the Dana Funds as they grew. In light of its ongoing consideration of the Dana Funds’ asset levels, expectations for growth in the Dana Funds, and fee levels, the Board determined that the Dana Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Dana.

5.

Possible conflicts of interest and benefits to Dana. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Dana Funds; the basis of decisions to buy or sell securities for the Dana Funds and the substance and administration of Dana’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Dana’s potential conflicts of interest. The Trustees noted that Dana may utilize soft dollars and the Trustees noted

52

Investment Advisory Agreement Approval (Unaudited) (continued)

Dana’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Dana, including the fact that the Dana Funds provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Dana and provide marginal cost efficiency. Based on the foregoing, the Board determined that the standards and practices of Dana relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Dana in managing the Dana Funds were satisfactory.

After additional consideration of the factors discussed by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Dana Agreements.

53

FACTS	WHAT DO THE DANA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dana Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dana Funds share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 280-9648

54

Who we are
Who is providing this notice?	Dana Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do Dana Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do Dana Funds collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Dana Investment Advisors, Inc., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Dana Funds do not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Dana Funds do not jointly market.

55

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Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (855) 280-9648 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (855) 280-9648 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay,
Principal Executive Officer and President

Zachary P. Richmond,
Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, WI 53186

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Dana-AR-21

Annual Report October 31, 2021

Foundry Partners Fundamental Small Cap
Value Fund

Investor Class – DRSVX
Institutional Class – DRISX

Foundry Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(800) 247-1014

Market Overview and Fund Performance

Market Review

Rising inflation levels, supply chain issues, worker shortages, and the Delta variant of COVID all played a part in slowing the economic recovery over the past 6 months. Supply chain issues are wreaking havoc on suppliers and manufacturers as inventory levels are low, forcing manufacturers to halt production. Port delays and truck driver shortages are also compounding the problems. Unfortunately, these delays will likely continue to hinder deliveries through the holiday season. On the COVID front, the Delta variant slowed global growth in the third quarter as several Emerging Markets closed manufacturing facilities. Most of the facilities are now up and running, however, it will take time to work through the backlog. Compounding the problem is rising inflation. While the Federal Reserve had hoped inflation was “transitory” it is appearing to be a lot stickier than they believed earlier in the year. Despite all of these fears the small cap market remained robust over the past 6 and 12 months ended October 2021 as the Russell 2000® Value Index gained 3.22% and 64.30%, respectively.

Portfolio Review

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) (Institutional Class) underperformed the Fund’s benchmark, the Russell 2000® Value Index, by 753 basis points over the course of the last twelve months ended October 31, 2021. Detractors to performance were Information Technology, Energy, Consumer Discretionary, Materials, Industrials, and Real Estate. Our contributors included Health Care, Consumer Staples, Utilities, Communication Services, and Financials.

Information technology stocks were our worst performers as investors fled due to concerns over supply chain issues. We found the volatility to be filled with opportunity and have built positions in semiconductor equipment stocks as semiconductor companies continue to revise capex (capital expenditure) higher over the next 2 years. Energy was also weak in the portfolio as stock selection hurt performance. CNX Resources, a natural gas E&P company hedged their natural gas exposure and consequently, limiting their upside as commodities rallied. However, as one of the lowest cost producers we remain bullish on their prospects as they continue to produce at higher levels than their hedges. In addition, as we enter 2022 a greater portion of their natural gas production will not be hedged, potentially allowing them to generate higher free cash flow.

Health Care was our strongest relative performer. Over the past 6 months, nurse staffing company, AMN Healthcare, was a strong performer as demand from hospitals remained robust. In addition, the biotech and pharma space were weak performers. Many of these companies have no earnings and most are in drug developmental stage and have no revenue. These stocks are akin to playing the lottery and our disciplined fundamental process is intended to weed these stocks out of consideration for the portfolio. Our Consumer Staples stocks were also strong performers over the past 6 months. Pilgrims Pride performed well as its majority owner, JBS S.A., offered to purchase the remaining minority interest at $26.50.

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Market Overview and Fund Performance (Continued)

In our opinion, we are entering a new and exciting phase for the market where valuation and fundamentals matter. A market where companies ridden with debt and unable to make money will fall to the wayside as easy monetary policy will cease to provide liquidity for their survival. Simply put a market where the art of stock picking and understanding companies will matter - It should be a great time to be a value investor!

The Fund’s performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-247-1014. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings and Number of Holdings are as of October 31, 2021 and are subject to change at any time.

Value stocks may remain undervalued for extended periods of time and the market may not recognize the intrinsic value of these securities.

Micro cap and small cap investing involves greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The opinions expressed are those of the investment management team and are subject to change without notice, as are statements of financial market trends, which are based on current conditions. Under no circumstances does the information contained within represent a recommendation to buy, hold or sell any security and it should not be assumed that the companies discussed were, or will prove to be, profitable. Current and future holdings are subject to risk.

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Investment Results (Unaudited)

Average Annual Total Returns(a) As of October 31, 2021
	Investor Class	Institutional Class	Russell 2000® Value Index(b)
One Year	56.45%	56.77%	64.30%
Three Year	10.72%	10.99%	13.44%
Five Year	9.19%	9.46%	12.61%
Ten Year	10.66%	10.91%	12.12%
Since Inception (8/22/07)	N/A	7.75%	7.74%
Since Inception (12/31/03)	9.73%	N/A	8.74%
	Expense Ratios(c)
	Investor Class	Institutional Class
	1.33%	1.08%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The Russell 2000® Value Index (“Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in Exchange-Traded Funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated February 26, 2021. Foundry Partners, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses and indirect expenses (such as fees and expenses of acquired funds), does not exceed 1.25% of the Fund’s average daily net assets. The contractual agreement is effective through February 28, 2022. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement, and the expense limitation in place at the time of the repayment. Information pertaining to the Fund’s expense ratios as of October 31, 2021 can be found in the financial highlights.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Investment Results (Unaudited) (Continued)

The chart above assumes an initial investment of $100,000 made on October 31, 2011 and held through October 31, 2021. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Fund Holdings (Unaudited)

(a)	As a percent of net assets.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.foundrypartnersllc.com.

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Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — 97.45%
Consumer Discretionary — 13.03%
Beacon Roofing Supply, Inc.(a)	62,908	$3,325,946
Caleres, Inc.	102,456	2,362,635
Camping World Holdings, Inc., Class A	84,639	3,152,803
Dana, Inc.	176,312	3,912,363
Group 1 Automotive, Inc.	28,010	5,036,198
International Game Technology PLC(a)	117,216	3,456,700
KB Home	59,691	2,396,594
Kontoor Brands, Inc.	75,842	4,019,626
M/I Homes, Inc.(a)	45,943	2,630,696
Sally Beauty Holdings, Inc.(a)	128,576	1,962,070
Vista Outdoor, Inc.(a)	46,809	1,958,489
Winnebago Industries, Inc.	38,960	2,637,202
		36,851,322
Consumer Staples — 1.14%
SpartanNash Co.	63,963	1,480,104
Spectrum Brands Holdings, Inc.	18,577	1,741,594
		3,221,698
Energy — 6.62%
CNX Resources Corp.(a)	399,054	5,830,180
Enerplus Corp.	403,541	3,821,533
EnerSys	29,965	2,398,399
Murphy Oil Corp.	94,145	2,620,055
Oil States International, Inc.(a)	385,157	2,334,051
Whiting Petroleum Corp.(a)	26,132	1,701,977
		18,706,195
Financials — 22.46%
Affiliated Managers Group, Inc.	24,945	4,187,767
AllianceBernstein Holding LP	57,780	3,258,214
Associated Banc-Corp.	206,787	4,607,214
Axos Financial, Inc.(a)	60,017	3,180,901
CNO Financial Group, Inc.	187,328	4,522,098
F.N.B. Corp.	307,671	3,584,367
COMMON STOCKS — (continued)
Financials — (continued)
Fulton Financial Corp.	230,028	$3,703,451
Hancock Whitney Corp.	110,272	5,456,258
Lazard Ltd., Class A	82,776	4,055,196
MGIC Investment Corp.	316,860	5,120,458
New Residential Investment Corp.	214,818	2,440,332
Old National Bancorp	143,098	2,444,114
Radian Group, Inc.	86,700	2,069,529
Umpqua Holdings Corp.	180,497	3,691,164
Unum Group	155,435	3,958,929
Washington Federal, Inc.	72,374	2,559,145
WesBanco, Inc.	66,720	2,319,854
Wintrust Financial Corp.	26,891	2,379,854
		63,538,845
Health Care — 4.50%
Ironwood Pharmaceuticals, Inc., Class A(a)	206,921	2,642,381
MEDNAX, Inc.(a)	115,097	3,134,091
Prestige Consumer Healthcare, Inc.(a)	38,725	2,323,113
Select Medical Holdings Corp.	94,254	3,131,118
Varex Imaging Corp.(a)	55,471	1,489,396
		12,720,099
Industrials — 17.83%
Advanced Energy Industries, Inc.	35,914	3,297,623
AMN Healthcare Services, Inc.(a)	40,752	4,022,222
ArcBest Corp.	21,829	1,961,336
Crane Co.	43,711	4,514,471
Curtiss-Wright Corp.	22,904	2,924,383
DHT Holdings, Inc.	297,631	1,937,578
EMCOR Group, Inc.	47,101	5,722,300
GrafTech International Ltd.	245,060	2,622,142
Hillenbrand, Inc.	65,824	2,992,359
KBR, Inc.	146,155	6,202,819
Kennametal, Inc.	69,001	2,742,790
MasTec, Inc.(a)	18,479	1,647,033
nVent Electric PLC	79,679	2,824,621
Oshkosh Corp.	17,540	1,876,780

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Schedule of Investments (Continued)

October 31, 2021

	Shares	Fair Value
COMMON STOCKS — (continued)
Industrials — (continued)
Primoris Services Corp.	87,378	$2,354,837
Timken Co. (The)	14,609	1,036,509
Werner Enterprises, Inc.	38,057	1,724,743
		50,404,546
Materials — 10.20%
Alamos Gold, Inc., Class A	421,755	3,137,857
Boise Cascade Co.	18,484	1,046,564
Cabot Corp.	45,950	2,451,433
Commercial Metals Co.	81,108	2,610,055
Eagle Materials, Inc.	35,607	5,282,655
Minerals Technologies, Inc.	38,884	2,758,431
UFP Industries, Inc.	59,533	4,871,585
Univar Solutions, Inc.(a)	154,991	3,964,669
Worthington Industries, Inc.	50,313	2,733,003
		28,856,252
Real Estate — 7.88%
Apple Hospitality REIT, Inc.	110,356	1,733,693
CareTrust REIT, Inc.	91,218	1,892,774
Highwoods Properties, Inc.	51,897	2,327,061
Industrial Logistics Properties Trust	53,341	1,498,349
Kite Realty Group Trust	96,922	1,967,517
Lexington Realty Trust	308,389	4,493,227
Piedmont Office Realty Trust, Inc., Class A	130,340	2,314,838
PotlatchDeltic Corp.	76,768	4,012,663
Retail Opportunity Investments Corp.	114,757	2,039,232
		22,279,354
Technology — 12.23%
Avnet, Inc.	82,372	3,139,197
CSG Systems International, Inc.	52,766	2,640,938
Kulicke & Soffa Industries, Inc.	54,085	3,082,845
Progress Software Corp.	54,535	2,803,644
Sanmina Corp.(a)	63,268	2,388,367
COMMON STOCKS — (continued)
Technology — (continued)
Science Applications International Corp.	47,585	$4,272,182
Tower Semiconductor Ltd.(a)	105,797	3,371,750
TTM Technologies, Inc.(a)	233,767	3,095,075
Ultra Clean Holdings, Inc.(a)	86,477	4,286,665
Vishay Intertechnology, Inc.	196,064	3,768,350
Xperi Holding Corp.	96,602	1,731,108
		34,580,121
Utilities — 1.56%
National Fuel Gas Co.	76,657	4,402,412
Total Common Stocks (Cost $218,246,934)		275,560,844
MONEY MARKET FUNDS — 2.66%
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(b)	7,523,681	7,523,681
Total Money Market Funds (Cost $7,523,681)		7,523,681
Total Investments — 100.11% (Cost $225,770,615)		283,084,525
Liabilities in Excess of Other Assets — (0.11)%		(310,954)
NET ASSETS — 100.00%		$282,773,571

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.
REIT	— Real Estate Investment Trust

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statement of Assets and Liabilities

October 31, 2021

Assets
Investments in securities at fair value (cost $225,770,615) (Note 3)	$283,084,525
Receivable for fund shares sold	97,671
Receivable for investments sold	903,830
Dividends receivable	96,900
Prepaid expenses	21,050
Total Assets	284,203,976
Liabilities
Payable for fund shares redeemed	63,047
Payable for investments purchased	1,099,480
Payable to Adviser (Note 4)	203,368
Accrued distribution (12b-1) fees	2,915
Payable to Administrator (Note 4)	23,151
Payable to Trustees	2,449
Other accrued expenses	35,995
Total Liabilities	1,430,405
Net Assets	$282,773,571
Net Assets consist of:
Paid-in capital	189,553,595
Accumulated earnings	93,219,976
Net Assets	$282,773,571
Investor Class:
Net Assets	$13,785,066
Shares outstanding	527,047
Net asset value, offering and redemption price per share (Note 2)	$26.16
Institutional Class:
Net Assets	$268,988,505
Shares outstanding	10,229,700
Net asset value, offering and redemption price per share (Note 2)	$26.29

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statement of Operations

For the Year Ended October 31, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $9,250)	$5,048,145
Total investment income	5,048,145
Expenses
Investment Adviser fees (Note 4)	2,348,141
Administration and compliance services fees (Note 4)	183,807
Fund accounting fees (Note 4)	63,754
Registration expenses	51,566
Legal fees	38,034
Distribution (12b-1) fees, Investor Class	36,725
Custodian fees	36,352
Transfer agent fees (Note 4)	23,000
Audit and tax preparation fees	17,960
Printing and postage expenses	15,631
Trustee fees	10,764
Insurance expenses	4,541
Interest expense	3,593
Miscellaneous expenses	40,024
Net operating expenses	2,873,892
Net investment income	2,174,253
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	52,831,859
Net realized loss on foreign currency transactions		(17)
Net change in unrealized appreciation of investment securities and foreign currency translations	59,314,433
Net realized and change in unrealized gain on investments	112,146,258
Net increase in net assets resulting from operations	$114,320,528

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,174,253	$2,155,399
Net realized gain (loss) on investment securities transactions	52,831,842	(17,339,383)
Net change in unrealized appreciation (depreciation) of investment securities	59,314,433	(7,570,186)
Net increase (decrease) in net assets resulting from operations	114,320,528	(22,754,170)
Distributions to Shareholders From Earnings (Note 2)
Investor Class	(112,296)	(729,182)
Institutional Class	(2,474,194)	(6,664,011)
Total Distributions	(2,586,490)	(7,393,193)
Capital Transactions - Investor Class
Proceeds from shares sold	637,375	1,282,613
Reinvestment of distributions	111,081	713,576
Amount paid for shares redeemed	(5,758,180)	(6,557,518)
Total Capital Transactions - Investor Class	(5,009,724)	(4,561,329)
Capital Transactions - Institutional Class
Proceeds from shares sold	53,068,256	65,160,727
Reinvestment of distributions	2,388,010	6,436,461
Amount paid for shares redeemed	(74,192,808)	(36,751,011)
Total Capital Transactions - Institutional Class	(18,736,542)	34,846,177
Net increase (decrease) in net assets resulting from capital transactions	(23,746,266)	30,284,848
Total Increase in Net Assets	87,987,772	137,485
Net Assets
Beginning of year	194,785,799	194,648,314
End of year	$282,773,571	$194,785,799

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Statements of Changes in Net Assets (Continued)

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Share Transactions - Investor Class
Shares sold	27,201	75,419
Shares issued in reinvestment of distributions	5,359	33,548
Shares redeemed	(243,745)	(395,063)
Total Share Transactions - Investor Class	(211,185)	(286,096)
Share Transactions - Institutional Class
Shares sold	2,405,396	4,355,311
Shares issued in reinvestment of distributions	114,864	301,756
Shares redeemed	(3,052,506)	(2,299,683)
Total Share Transactions - Institutional Class	(532,246)	2,357,384

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Investor Class Financial Highlights

(For a share outstanding during each year)

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Selected Per Share Data
Net asset value, beginning of year	$16.85	$20.55	$22.11	$24.32	$20.49

Investment operations:
Net investment income	0.17	0.18	0.25	0.12	0.05
Net realized and unrealized gain (loss) on investments	9.30	(3.15)	(0.03)	(1.52)	4.37
Total from investment operations	9.47	(2.97)	0.22	(1.40)	4.42

Less distributions to shareholders from:
Net investment income	(0.16)	(0.26)	(0.08)	(0.08)	(0.13)
Net realized gains	—	(0.47)	(1.70)	(0.73)	(0.46)
Total distributions	(0.16)	(0.73)	(1.78)	(0.81)	(0.59)

Net asset value, end of year	$26.16	$16.85	$20.55	$22.11	$24.32

Total Return(a)	56.45%	(15.17)%	2.28%	(6.02)%	21.68%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$13,785	$12,443	$21,048	$25,715	$41,786
Ratio of expenses to average net assets	1.28%	1.32%	1.32%	1.31%	1.36%
Ratio of net investment income to average net assets	0.56%	0.90%	1.15%	0.49%	0.22%
Portfolio turnover rate(b)	72.73%	60.56%	47.17%	34.41%	28.16%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Institutional Class Financial Highlights

(For a share outstanding during each year)

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Selected Per Share Data
Net asset value, beginning of year	$16.94	$20.66	$22.24	$24.46	$20.60

Investment operations:
Net investment income	0.18	0.21	0.27	0.18	0.11
Net realized and unrealized gain (loss) on investments	9.38	(3.14)	— (a)	(1.53)	4.39
Total from investment operations	9.56	(2.93)	0.27	(1.35)	4.50

Less distributions to shareholders from:
Net investment income	(0.21)	(0.32)	(0.15)	(0.14)	(0.18)
Net realized gains	—	(0.47)	(1.70)	(0.73)	(0.46)
Total distributions	(0.21)	(0.79)	(1.85)	(0.87)	(0.64)

Net asset value, end of year	$26.29	$16.94	$20.66	$22.24	$24.46

Total Return(b)	56.77%	(14.97)%	2.55%	(5.78)%	22.01%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$268,989	$182,343	$173,600	$157,758	$151,757
Ratio of expenses to average net assets	1.03%	1.07%	1.07%	1.06%	1.11%
Ratio of net investment income to average net assets	0.80%	1.16%	1.34%	0.76%	0.45%
Portfolio turnover rate(c)	72.73%	60.56%	47.17%	34.41%	28.16%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2021

NOTE 1. ORGANIZATION

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Foundry Partners, LLC (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

The Fund currently offers Investor Class shares and Institutional Class shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

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As of and during the fiscal year ended October 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended October 31, 2021, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2021 (Continued)

For the fiscal year ended October 31, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$ (43,609)	$ 43,609

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2021 (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2021:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$275,560,844	$—	$—	$275,560,844
Money Market Funds	7,523,681	—	—	7,523,681
Total	$283,084,525	$—	$—	$283,084,525

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser for the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2021, the Adviser earned a fee of $2,348,141 from the Fund. At October 31, 2021, the Fund owed the Adviser $203,368.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest expense and dividends on securities sold short), taxes, distribution and service (12b-1) fees, extraordinary expenses, and any indirect expenses (such as fees and expenses of acquired funds), do not exceed an annual rate of 1.25% of the average daily net assets of the Fund. The contractual agreement is effective through February 28, 2022. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement, and the expense limitation in place at the time of the repayment. For the year ended October 31, 2021, the Adviser did not waive any fees from the Fund.

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”), to provide the Fund with administration and compliance, including a chief compliance officer, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended October

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31, 2021, the Administrator earned fees of $183,807 for administrative and compliance services, $63,754 for fund accounting services, and $23,000 for transfer agent services. At October 31, 2021, the Administrator was owed $23,151 for administrative services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended October 31, 2021.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor or any registered securities dealer, financial institution or any other person (a “Recipient”) a fee aggregating at a rate of 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel; the printing and mailing of prospectuses to other than current Fund shareholders; the printing and mailing of sales literature; and servicing shareholder accounts. The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is paid regardless of 12b-1 expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended October 31, 2021, the Investor Class shares 12b-1 expense incurred by the Fund was $36,725. The Fund owed $2,915 for Investor Class shares 12b-1 fees as of October 31, 2021.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, purchases and sales of investment securities, other than short-term investments, were $194,332,714 and $220,907,310, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2021.

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Foundry Partners Fundamental Small Cap Value Fund

Notes to the Financial Statements

October 31, 2021 (Continued)

NOTE 6. FEDERAL TAX INFORMATION

At October 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$61,156,125
Gross unrealized depreciation	(4,126,119)
Net unrealized appreciation on investments	$57,030,006
Tax cost of investments	$226,054,519

At October 31, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

At October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,856,092
Undistributed long-term capital gains	6,333,878
Unrealized appreciation on investments	57,030,006
Total accumulated earnings	$93,219,976

The tax character of distributions paid for the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income(a)	$2,586,490	$3,057,636
Long-term capital gains	—	4,335,557
Total taxable distributions	$2,586,490	$7,393,193
Total distributions paid	$2,586,490	$7,393,193

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2021, the Fund utilized $17,193,806 of their capital loss carryforwards.

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NOTE 7. OTHER MATTERS

In April 2014, New York based fashion company The Jones Group went private through a leveraged buyout (the “LBO”). In connection with the LBO, Jones Group paid out roughly $1.2 billion to its shareholders to buy back its outstanding stock at $15 per share. Four years later, Nine West Holdings, the company that emerged from the LBO, filed for bankruptcy under Chapter 11. After Nine West’s Chapter 11 plan was confirmed, the Trustee of a Litigation Trust formed under the plan, together with the Indenture Trustee for certain notes issued by Jones Group/Nine West, commenced a series of lawsuits against the former Jones Group shareholders who tendered their shares in the LBO, including the Fund. The plaintiffs in these suits seek to unwind the stock repurchase transactions that were part of the LBO on the grounds that they constitute fraudulent conveyances under the Bankruptcy Code and state law and to recover the amounts paid to the former Jones Group shareholders. Plaintiffs allege that the Fund received $1,209,420 for its shares in the LBO and seek to claw back those funds as part of the lawsuit.

On August 27, 2020, the Southern District of New York dismissed all fraudulent conveyance and unjust enrichment claims with respect to the payments made to stockholders in connection with the LBO, including the payments made to the Fund, on the basis that the transaction qualified for protection under the safe harbor provided for in Section 546(e) of the Bankruptcy Code. As part of the ruling, all claims against the Fund were dismissed and judgment was entered in its favor. The Trustee has appealed the ruling, and the matter is now pending before the United States Court of Appeals for the Second Circuit.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Foundry Partners Fundamental Small Cap Value Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Foundry Partners Fundamental Small Cap Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 28, 2021

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Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Foundry Partners Fundamental Small Cap Value Fund
Investor Class	Actual	$1,000.00	$1,005.80	$6.47	1.28%
	Hypothetical (b)	$1,000.00	$1,018.75	$6.51	1.28%
Institutional Class	Actual	$1,000.00	$1,006.90	$5.22	1.03%
	Hypothetical (b)	$1,000.00	$1,020.00	$5.26	1.03%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

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Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 70.4% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0.3% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 70.5% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2021, the Fund designated $— as long-term capital gain distributions.

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Foundry Partners, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

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Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, (54) Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).

Trustee, Angel Oak Funds Trust (since February 2019) (5 portfolios); Trustee, Angel Oak Strategic Credit Fund (since December 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (Since November 2021).

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Trustees and Officers (Unaudited) (Continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, (62) Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (5 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, U.S. Fixed Income Trust (since March 2019); Trustee and Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

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The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, (59) Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.
***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, (36) Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015).	None.
Zachary P. Richmond, (41) Chief Financial Officer and Treasurer Since September 2021

Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (February 2019 to present).

Previous: Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.
Kevin J. Patton, (51) Chief Compliance Officer Since March 2020

Current: Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (since January 2020).

Previous: Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020).

None.

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Trustees and Officers (Unaudited) (Continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Carol J. Highsmith, (57) Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Matt J. Miller, (45) Vice President Since December 2011	Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
Stephen L. Preston, (55) AML Officer Since June 2017

Current: Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011).

Previous: Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019); Chief Compliance Officer, Unified Financial Securities, LLC (April 2018 to December 2019).

None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 247-1014 to request a copy of the SAI or to make shareholder inquiries.

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Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 2-3, 2021, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Foundry Agreement”) between Valued Advisers Trust (the “Trust”) and Foundry Partners, LLC (“Foundry”) with respect to the Foundry Partners Fundamental Small Cap Value Fund (the “Foundry Fund”). Foundry provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities, including the factors to be considered, and the application of those factors to Foundry. In assessing the factors and reaching its decision, the Board took into consideration information furnished by Foundry and the Trust’s other service providers for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Foundry Agreement, including: (i) reports regarding the services and support provided to the Foundry Fund by Foundry; (ii) quarterly assessments of the investment performance of the Foundry Fund by personnel of Foundry; (iii) commentary on the reasons for the performance; (iv) presentations by Foundry addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Foundry Fund and Foundry; (vi) disclosure information contained in the Trust’s registration statement and Foundry’s Form ADV; and (vii) a memorandum from counsel, that summarized the fiduciary duties and responsibilities of the Board in considering and approving the Foundry Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about Foundry, including its financial information; a description of its personnel and services it provides to the Foundry Fund; information on Foundry’s investment advice and performance; summaries of Foundry Fund expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Foundry Fund; and (c) the benefits to be realized by Foundry from its relationship with the Foundry Fund. The Board did not identify any particular information that was most relevant to its consideration of the Foundry Agreement and each Trustee may have afforded different weight to the various Factors.

1.

The nature, extent, and quality of the services to be provided by Foundry. The Board considered Foundry’s responsibilities under the Foundry Agreement. The Trustees considered the services being provided by Foundry to the Foundry Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Foundry Fund’s investment objectives and limitations, its coordination of services for the Foundry Fund among the Foundry Fund’s service providers, and its efforts to promote the Foundry Fund and grow its assets. The Trustees considered Foundry’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the Foundry Fund to maintain its goals, and Foundry’s continued cooperation with the Board and counsel for the Foundry Fund. The Trustees

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Investment Advisory Agreement Approval (Unaudited) (Continued)

considered Foundry’s personnel, including their education and experience. After considering the foregoing information and further information in the Meeting materials provided by Foundry, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Foundry were satisfactory and adequate for the Foundry Fund.

2.

Investment Performance of the Foundry Fund and Foundry. The Trustees compared the performance of the Foundry Fund with the performance of funds in a peer group with similar objectives managed by other investment advisers, as well as with aggregated Morningstar category data, and with the performance of the Foundry Fund’s benchmark. The Trustees also considered the consistency of Foundry’s management of the Foundry Fund with its investment objectives, strategies, and limitations. The Trustees acknowledged that Foundry has served as adviser to the Foundry Fund only since June of 2016, but one portfolio manager has managed the portfolio since 2006 and the other since 2010. The Trustees noted that the Foundry Fund had underperformed as compared to its benchmark for the one-year, three-year and five-year periods ended March 31, 2021, and performed almost the same as the benchmark for the period since inception of the Foundry Fund. They also noted that the Foundry Fund had underperformed as compared to the average and median of its custom Morningstar category for the one-year, three-year, five-year, and ten-year periods ended March 31, 2021. In comparing the Foundry Fund’s performance to that of its custom peer group, the Board noted that the Foundry Fund performed below the median for the one-year and three-year periods ended March 31, 2021, and above the median for the five-year and since inception periods. The Board reviewed the performance of Foundry in managing separate accounts with investment strategies similar to that of the Foundry Fund and observed that the Foundry Fund’s performance was very comparable. The Trustees took into consideration discussions with representatives of Foundry regarding the reasons for the performance of the Foundry Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Foundry Fund and Foundry was satisfactory.

3.

The costs of the services to be provided and profits to be realized by Foundry from the relationship with the Foundry Fund. The Trustees considered: (1) Foundry’s financial condition; (2) the asset level of the Foundry Fund; (3) the overall expenses of the Foundry Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by Foundry regarding its profits associated with managing the Foundry Fund, noting that Foundry is not currently waiving any of its management fee. The Trustees also considered potential benefits for Foundry in managing the Foundry Fund. The Trustees then compared the fees and expenses of the Foundry Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Foundry Fund’s management fee was higher than the average and median of its peer group, and that the net expense ratio was higher than the peer group average and median. They noted that the Foundry Fund’s management fee was higher than the average and median of funds in its custom Morningstar category, and that the Foundry Fund’s net

Annual Report

30

expense ratio was also higher than the average and median. The Board noted that the fees that Foundry assesses for separate account clients that have strategies similar to that of the Foundry Fund could be comparable or lower and they expressed the view that the reasons for such differences were acceptable and reasonable. Based on the foregoing, the Board concluded that the fees to be paid to Foundry by the Foundry Fund and the profits to be realized by Foundry, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Foundry.

4.

The extent to which economies of scale would be realized as the Foundry Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Foundry Fund’s investors. The Board considered the Foundry Fund’s fee arrangements with Foundry. The Board considered that while the management fee remained the same at all asset levels, the Foundry Fund’s shareholders could experience benefits from the Foundry Fund’s expense limitation arrangement if asset levels fell and/or expenses increased. The Trustees noted that although the Foundry Fund’s expenses currently fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Foundry Fund’s arrangements with other service providers to the Foundry Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of Foundry to ensure that a cost structure was in place that was beneficial for the Foundry Fund as it grew. In light of its ongoing consideration of the Foundry Fund’s asset and fees levels and expectations for growth, the Board determined that the Foundry Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Foundry.

5.

Possible conflicts of interest and benefits to Foundry. In considering Foundry’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Foundry Fund; the basis of decisions to buy or sell securities for the Foundry Fund and/or Foundry’s other accounts; and the substance and administration of Foundry’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Foundry’s potential conflicts of interest. The Trustees noted that Foundry may utilize soft dollars and the Trustees noted Foundry’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to Foundry, including the fact that the Foundry Fund could provide an attractive vehicle for smaller accounts, which may increase the total assets under management by Foundry. Based on the foregoing, the Board determined that the standards and practices of Foundry relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by Foundry in managing the Foundry Fund were satisfactory.

After additional consideration of the factors discussed by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Foundry Agreement.

Annual Report

31

Valued Advisers Trust Privacy Policy

FACTS	WHAT DOES Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 247-1014

Who we are
Who is providing this notice?	Foundry Partners Fundamental Small Cap Value Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Foundry Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 247-1014 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Zachary P. Richmond, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Foundry Partners, LLC

323 Washington Avenue North, Suite 360

Minneapolis, MN 55401

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Foundry-AR-21

Annual Report

October 31, 2021

Fund Adviser:

Kovitz Investment Group Partners, LLC
71 S. Wacker Drive, Suite 1860
Chicago, IL 60606
Toll Free (888) 695-3729

MANAGEMENT DISCUSSION & ANALYSIS – (UNAUDITED)

Kovitz Investment Group launched the Green Owl Intrinsic Value Fund (the Fund) with the goal of seeking long-term capital appreciation through high risk-adjusted returns. To accomplish this, Fund management implements a fundamental, research-driven process, in order to build a diversified portfolio of equity investments through the purchase of competitively advantaged and financially strong companies at prices substantially less than our estimate of their intrinsic values.

We remain focused on the careful and patient application of our investment criteria and valuation requirements. Our bottom-up research emphasizes business quality, industry structures, growth opportunities, management skill and corporate culture. It is further augmented by our assessment of the company’s ability to sustain earnings power over the long haul through an understanding of its competitive advantages and management’s proficiency in the allocation of capital. We use absolute, rather than relative, methods to estimate companies’ intrinsic values and we use the movement of market prices around these intrinsic value estimates to construct and manage a portfolio of high-quality businesses that we believe have the potential to create sustained shareholder value over many years.

MARKET AND PERFORMANCE SUMMARY

For the fiscal year 2021 (November 1, 2020 through October 31, 2021), the Fund returned 51.56%. In comparison, our benchmark, the S&P 500 Index, gained 42.91% during the same period. Since inception on December 27, 2011, the Fund has compounded at a rate of 14.10% annually, versus 16.32% annually for the S&P 500 over the same time period.

The speed and magnitude of the equity market’s recovery from the pandemic-induced lows of March 2020 has been nothing short of remarkable. Since that time, the S&P 500 has almost doubled– the fastest such gain since World War II. So far in 2021, the S&P 500 has closed at a record-high 60 times- the most by this point in the year since 1964.

Despite these impressive statistics (or, maybe because of them), much of the conventional thinking about the equity markets remains solidly bullish. Among the optimistic beliefs underlying this thinking are: 1) A thriving U.S. economy, which is turbocharging corporate profits, will continue for the foreseeable future. For instance, during the second-quarter earnings season, nearly 90% of companies exceeded analyst forecasts – the highest such level of “beats” since 1994. 2) The U.S. Federal Reserve will keep interest rates at rock-bottom levels, possibly for years to come. 3) The U.S Government will continue spending heavily to keep the recovery going. 4) Investors continue to exhibit the “buy the dip” mentality and to adhere to the mantra, “there is no alternative” (TINA) to equities because bond yields are so low.

However, the market’s buoyancy has been ebbing of late. On the last day of September, the S&P 500 benchmark notched its first 5% decline in almost a year, one of the longest such stretches without such a pullback on record. Less bullish, or outright bearish investors, are beginning to become more vocal. These more pessimistic views include: 1) The Delta variant’s spread is lengthening the time for complete economic normalization. Companies are increasingly taking down current growth forecasts due to lingering supply chain constraints and input price pressures. 2) Fears that the Federal Reserve’s strategy of tapering its bond buying program may be ill-timed. 3) Concerns that many of the economic tailwinds may be reversing and that company earnings have hit peak growth. 4) China’s crackdown on technology, real estate developers, and other private industries could lead to slower global growth.

What does Green Owl Fund management think about these various issues? The reality is we generally don’t have strong opinions on matters such as these. We readily admit we don’t know how the market is going to react to new data one quarter to the next, let alone one or two years hence. We’ve written extensively on market timing and are still of the opinion that it is a futile exercise. Excuse us if we’ve used this Peter Lynch quote before but nothing encapsulates our sentiment so well.

1

“Far more money has been lost by investors preparing for corrections, or trying to anticipate corrections, than has been lost in corrections themselves.” - Peter Lynch

We are convinced that the most reliable way to capture the long-term return of equities is to ride out their frequent, but ultimately temporary, declines. Considering, that historically, the equity market averages roughly a 15% drawdown on an annual basis, the real key to making money in stocks is not to get scared out of them.

Besides, generating satisfactory investment returns is a probabilistic process, not a predictive one. Basing our company value estimates on whether a bullish or bearish economic prediction proves out would leave us vulnerable to alternative scenarios playing out. Instead, our analysis contemplates the idea that many different outcomes are possible and applies certain probabilities to each. One of our favorite descriptions of risk is that more things can happen than will happen. We know of no other way to account for this risk than to sensibly assess multiple potential outcomes.

Any strong opinions we do have are reserved for company-specific insights developed through our research process, where we focus on identifying a small number of companies with sustainable competitive advantages, are exceptionally well-managed, and have attractive reinvestment opportunities. When we find all of those things available at valuations that we feel will enable us to benefit fully from the growth in the intrinsic value of the companies, the events in the broader economy don’t matter all that much.

The essence of lastingly successful equity investing is the ability to allow capital to compound over the long-term. This ability is not just about possessing superior intellectual capability and analytical aptitude; it’s also overwhelmingly temperamental in nature. It’s about patience, discipline, faith that your process works over time, and most importantly, because the compounding of returns is such a powerful force, make sure to never unnecessarily interrupt it. Because although we never know what the stock market is going to do next, we believe we know what it’s likely to do ultimately.

PORTFOLIO ACTIVITY

As long-term shareholders, we care a lot about business quality and structural competitive advantages that are evidenced by a historic track record of healthy profitability and robust capital returns. And our value orientation causes us to care as much about business valuation. Our portfolio actions are guided simply by initiating or adding to positions whose intrinsic value growth we feel has outpaced their stock price movement and taking money off the table in names that have moved materially closer to fair value or where a thesis change has lowered our fair value estimate.

We are utilizing the same approach we have always used – a valuation framework that focuses on the long-term fundamentals and endeavors to minimize the odds of a permanent loss of capital. We use market, or single stock volatility, to upgrade both the quality of the portfolio and the expected return profile.

Based on these standards, we took the following portfolio actions during the Fund’s fiscal year.

INITIATED POSITIONS in the following companies: Dollar Tree (DLTR), Las Vegas Sands (LVS), Salesforce.com (CRM), and Splunk (SPLK).

EXITED POSITIONS in the following companies: CBRE Group (CBRE), Jacobs Engineering, Mohawk (MHK), NVR (NVR), Robert Half (RHI), and ViacomCBS (VIAC).

THE FUND’S TEN LARGEST POSITIONS as of October 31, 2021, were Alphabet (GOOG/GOOGL), Philip Morris (PM), Berkshire Hathaway (BRKB), Facebook (FB), Becton Dickinson (BDX), Motorola Solutions (MSI), General Motors (GM), Apple (AAPL), Autodesk (ADSK), and Charles Schwab (SCHW).

2

PERFORMANCE ATTRIBUTION

Key Contributors to Results

The individual positions that contributed the most to performance, on a dollar basis, during the year were: Alphabet (GOOG/GOOGL), Quanta Services (PWR), Blackstone (BX), American Express (AXP), and Aon (AON).

On a percentage total return basis, the top performers for the year were: Blackstone (+188%), CBRE (+107%), Charles Schwab (+102%), Arista (+96%), and Quanta Services (+95%).

On a sector basis, the largest contributor to relative results was the Fund’s security selection and overweight position in the Financial sector. Security selection in the Industrial and Consumer Discretionary sectors also contributed.

Key Detractors to Results

The individual positions that detracted the most from performance, on a dollar basis, during the year were: Las Vegas Sands (LVS), Lockheed Martin (LMT), Covetrus (CVET), GoDaddy (GDDY) , and Cash (n/a).

On a percentage basis, the worst performers for the year were: Las Vegas Sands (-28%), Covetrus (-18%), Lockheed Martin (-2%), GoDaddy (-2%), and Becton Dickinson (+5%).

On a sector basis, the Fund’s lack of exposure to the Energy sector along with being underweight and security selection in Health Care detracted from results.

Thank you for your continued support and trust in our ability to manage your investment in the Fund.

3

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns* (For the periods ended October 31, 2021)
	One Year	Five Year	Since Inception (December 22, 2011)(a)
Green Owl Intrinsic Value Fund	51.56%	16.66%	14.10%
S&P 500® Index**	42.91%	18.93%	16.32%

Total annual operating expenses, as disclosed in the Green Owl Intrinsic Value Fund (the “Fund”) prospectus dated February 26, 2021, were 1.35% of average daily net assets (1.11% after fee waivers/expense reimbursements by Kovitz Investment Group Partners, LLC (the “Adviser”)). The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2022, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following the date the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of October 31, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 695-3729.

(a)

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

4

Comparison of the Growth of a $10,000 Investment in the Green Owl Intrinsic Value Fund and the S&P 500® Index (Unaudited)

Green Owl Intrinsic Value Fund $36,659
S&P 500® Index $44,320
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Value
Inception Date: December 27, 2011
December-11
April-12
October-12
April-13
October-13
April-14
October-14
April-15
October-15
April-16
October-16
April-17
October-17
April-18
October-18
April-19
October-19
April-20
October-20
April-21
October-21
Date

The Fund commenced operations on December 22, 2011. However, the Fund did not invest in long-term securities towards the investment objective until December 27, 2011. December 27, 2011 is the performance calculation inception date. The chart above assumes an initial investment of $10,000 made on December 28, 2011 and held through October 31, 2021. The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 695-3729. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA.

5

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

The investment objective of the Green Owl Intrinsic Value Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at http://greenowlfund.com.

6

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS

October 31, 2021

COMMON STOCKS — 99.74%	Shares	Fair Value
Communications — 24.11%
Alphabet, Inc., Class C(a)	2,452	$7,271,185
Alphabet, Inc., Class A(a)	373	1,104,423
Booking Holdings, Inc.(a)	1,161	2,810,526
Charter Communications, Inc., Class A(a)	4,064	2,742,753
Expedia Group, Inc.(a)	8,660	1,423,791
Facebook, Inc., Class A(a)	13,360	4,322,895
GoDaddy, Inc., Class A(a)	26,010	1,799,112
Walt Disney Co. (The)(a)	14,710	2,487,020
		23,961,705
Consumer Discretionary — 16.47%
Amazon.com, Inc.(a)	865	2,917,152
CarMax, Inc.(a)	13,768	1,885,114
General Motors Co.(a)	62,140	3,382,280
Gildan Activewear, Inc.	68,235	2,505,589
Hasbro, Inc.	22,505	2,155,079
Las Vegas Sands Corp.(a)	50,196	1,948,107
Lowe’s Cos., Inc.	6,730	1,573,609
		16,366,930
Consumer Staples — 6.42%
Dollar Tree, Inc.(a)	14,748	1,589,244
Philip Morris International, Inc.	50,675	4,790,815
		6,380,059
Financials — 20.38%
American Express Co.	13,924	2,419,713
Aon PLC, Class A	6,622	2,118,510
Berkshire Hathaway, Inc., Class B(a)	15,300	4,391,252
Blackstone Group L.P. (The), Class A(b)	20,112	2,783,903
Charles Schwab Corp. (The)	38,665	3,171,690
Citigroup, Inc.	17,105	1,182,982
JPMorgan Chase & Co.	12,745	2,165,248
Northern Trust Corp.	16,392	2,016,872
		20,250,170
Health Care — 4.62%
Becton, Dickinson and Co.	16,720	4,005,944
Covetrus, Inc.(a)	28,735	580,160
		4,586,104

See accompanying notes which are an integral part of these financial statements.

7

GREEN OWL INTRINSIC VALUE FUND
SCHEDULE OF INVESTMENTS – continued

October 31, 2021

COMMON STOCKS — 99.74% - continued	Shares	Fair Value
Industrials — 6.33%
Keysight Technologies, Inc.(a)	8,050	$1,449,161
Lockheed Martin Corp.	5,021	1,668,579
Quanta Services, Inc.	26,130	3,169,046
		6,286,786
Real Estate — 0.42%
CBRE Group, Inc., Class A(a)	4,000	416,320

Technology — 20.99%
Apple, Inc.	21,970	3,291,106
Arista Networks, Inc.(a)	5,030	2,060,741
Autodesk, Inc.(a)	10,066	3,197,063
Motorola Solutions, Inc.	15,530	3,860,602
salesforce.com, Inc.(a)	8,480	2,541,371
Splunk, Inc.(a)	11,867	1,955,919
SS&C Technologies Holdings, Inc.	26,775	2,127,809
Visa, Inc., Class A	8,615	1,824,399
		20,859,010
Total Common Stocks (Cost $55,849,385)		99,107,084

MONEY MARKET FUNDS - 0.14%
Federated Hermes Treasury Obligations Fund, Institutional Class, 0.01%(c)	141,091	141,091
Total Money Market Funds (Cost $141,091)		141,091
Total Investments — 99.88% (Cost $55,990,476)		99,248,175
Other Assets in Excess of Liabilities — 0.12%		118,796
NET ASSETS — 100.00%		$99,366,971

(a)	Non-income producing security.

(b)	Master Limited Partnership

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

See accompanying notes which are an integral part of these financial statements.

8

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

Assets
Investments in securities at fair value (cost $55,990,476) (Note 3)	$99,248,175
Cash	12,745
Receivable for fund shares sold	11,786
Receivable for investments sold	194,353
Dividends receivable	60,701
Tax reclaims receivable	10,955
Prepaid expenses	16,572
Total Assets	99,555,287

Liabilities
Payable for fund shares redeemed	74,606
Payable to Adviser (Note 4)	69,845
Payable to Administrator (Note 4)	11,076
Payable to trustees	1,638
Other accrued expenses	31,151
Total Liabilities	188,316
Net Assets	$99,366,971

Net Assets consist of:
Paid-in capital	40,347,641
Accumulated earnings	59,019,330
Net Assets	$99,366,971

Shares outstanding (unlimited number of shares authorized, no par value)	3,762,505
Net asset value, offering and redemption price per share (Note 2)	$26.41

See accompanying notes which are an integral part of these financial statements.

9

GREEN OWL INTRINSIC VALUE FUND
STATEMENT OF OPERATIONS

For the year ended October 31, 2021

Investment Income
Dividend income (net of foreign taxes withheld of $6,841)	$871,894
Total investment income	871,894

Expenses
Investment Adviser fees (Note 4)	933,039
Administration fees (Note 4)	74,650
Fund accounting fees (Note 4)	37,518
Registration expenses	27,028
Transfer agent fees (Note 4)	22,635
Legal fees	18,735
Audit and tax preparation fees	17,460
Custodian fees	14,531
Printing and postage expenses	6,695
Trustee fees	6,518
Compliance service fees (Note 4)	3,008
Insurance expenses	2,805
Interest expense	1,270
Pricing	1,194
Miscellaneous expenses	29,718
Total expenses	1,196,804
Fees contractually waived by Adviser	(168,110)
Net operating expenses	1,028,694
Net investment loss	(156,800)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities transactions	15,891,622
Foreign currency translations	(10)
Net change in unrealized appreciation (depreciation) on:
Investment securities transactions	21,150,660
Foreign currency translations	(321)
Net realized and change in unrealized gain (loss) on investments	37,041,951
Net increase in net assets resulting from operations	$36,885,151

See accompanying notes which are an integral part of these financial statements.

10

GREEN OWL INTRINSIC VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(156,800)	$117,809
Net realized gain on investment securities transactions and foreign currency translations	15,891,612	2,374,519
Net change in unrealized appreciation (depreciation) of investment securities transactions, written options and foreign currency translations	21,150,339	(1,749,521)
Net increase in net assets resulting from operations	36,885,151	742,807

Distributions to Shareholders from Earnings (Note 2)	(2,423,786)	(4,242,749)

Capital Transactions
Proceeds from shares sold	8,289,840	13,118,828
Reinvestment of distributions	2,315,890	4,026,812
Amount paid for shares redeemed	(23,364,904)	(19,946,651)
Net decrease in net assets resulting from capital transactions	(12,759,174)	(2,801,011)
Total Increase (Decrease) in Net Assets	21,702,191	(6,300,953)

Net Assets
Beginning of year	77,664,780	83,965,733
End of year	$99,366,971	$77,664,780

Share Transactions
Shares sold	353,135	845,509
Shares issued in reinvestment of distributions	115,047	216,031
Shares redeemed	(1,034,060)	(1,198,050)
Net decrease in shares outstanding	(565,878)	(136,510)

See accompanying notes which are an integral part of these financial statements.

11

GREEN OWL INTRINSIC VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Selected Per Share Data
Net asset value, beginning of year	$17.94	$18.81	$18.99	$19.09	$15.08
Investment operations:
Net investment income (loss)	(0.04)	0.03	0.19	0.05	0.04
Net realized and unrealized gain on investments	9.10	0.05	1.47	0.24	4.03
Total from investment operations	9.06	0.08	1.66	0.29	4.07

Less distributions to shareholders from:
Net investment income	— (a)	(0.17)	(0.05)	(0.04)	(0.06)
Net realized gains	(0.59)	(0.78)	(1.79)	(0.35)	—
Total distributions	(0.59)	(0.95)	(1.84)	(0.39)	(0.06)
Net asset value, end of year	$26.41	$17.94	$18.81	$18.99	$19.09

Total Return(b)	51.56%	0.23%	10.34%	1.50%	27.02%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$99,367	$77,665	$83,966	$78,417	$82,068
Ratio of expenses to average net assets after expense waiver	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets before expense waiver	1.28%	1.34%	1.32%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets after expense waiver	(0.17)%	0.15%	1.04%	0.26%	0.22%
Portfolio turnover rate	20%	46%	29%	33%	17%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

12

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2021

NOTE 1. ORGANIZATION

The Green Owl Intrinsic Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund commenced operations on December 22, 2011. The Fund’s investment adviser is Kovitz Investment Group Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended October 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended October 31, 2021, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that

13

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Writing Options – The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its Custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a put option, it maintains in a segregated account with its Custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

14

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the fiscal year ended October 31, 2021, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated earnings (deficit)
$1,257	$(1,257)

Derivative Transactions – The following summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended October 31, 2021:

Average Market Value
Written options	$10,840	(a)

(a)	Average based on the three months during the period that had activity.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

15

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Call and put options purchased or sold by the Fund are valued at the mean of the last bid and ask prices as provided by a pricing service. If there is no such reported ask price on the valuation date, options are valued at the most recent bid price. If there is no such reported bid price on the valuation date, options are valued at the most recent ask price. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$99,107,084	$—	$—	$99,107,084
Money Market Funds	141,091	—	—	141,091
Total	$99,248,175	$—	$—	$99,248,175

(a)	Refer to Schedule of Investments for sector classifications.

16

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the management agreement, on behalf of the Fund, the Adviser manages the Fund’s investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2021, the Adviser earned a fee of $933,039 from the Fund before the reimbursement described below. At October 31, 2021, the Fund owed the Adviser $69,845.

The Adviser has agreed to waive its fees and/or reimburse other expenses of the Fund until February 28, 2022, so that Total Annual Fund Operating Expenses do not exceed 1.10%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Each waiver and/or reimbursement of an expense is subject to repayment by the Fund within the three years following the date the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees. For the fiscal year ended October 31, 2021, the Adviser waived fees and/or reimbursed expenses of $168,110.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
October 31, 2022	$175,543
October 31, 2023	184,529
October 31, 2024	168,110

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”) to provide the Fund with administration, compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended October 31, 2021, the Administrator earned fees of $74,650, $3,008, $37,518 and $22,635 for administrative, compliance, accounting and transfer agent services, respectively. At October 31, 2021, the Administrator was owed $11,076 from the Fund for these services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus.

There were no payments made by the Fund to the Distributor during the fiscal year ended October 31, 2021.

17

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 5. PURCHASES AND SALES

For the fiscal year ended October 31, 2021, purchases and sales of investment securities, other than short-term investments, were $17,900,528 and $33,183,650, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At October 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$43,701,741
Gross unrealized depreciation	(384,464)
Net unrealized appreciation on investments	$43,317,277

Tax cost of investments	$55,930,898

At October 31, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on organizational expense amortization and ROC basis adjustments.

On December 14, 2021, the Fund paid a short-term and long-term capital gain distribution of $0.0949 and $4.0957 per share, respectively, to shareholders of record on December 13, 2021.

The tax character of distributions paid for the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income(a)	$14,233	$743,955
Long-term capital gains	2,409,553	3,498,794
Total distributions paid	$2,423,786	$4,242,749

(a) For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$355,579
Undistributed Long-Term Capital Gains	15,347,555
Accumulated Capital and Other Losses	(1,276)
Unrealized Appreciation on Investments	43,317,472
Total Accumulated Earnings	$59,019,330

18

GREEN OWL INTRINSIC VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

October 31, 2021

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Green Owl Intrinsic Value Fund and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Green Owl Intrinsic Value Fund (the “Fund”), a series of Valued Advisers Trust, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 28, 2021

20

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Green Owl Intrinsic Value Fund	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,081.50	$ 5.77	1.10%
Hypothetical(b)	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

21

ADDITIONAL FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2021 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2021, the Fund designated $2,409,553 as long-term capital gain distributions.

22

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, (54) Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).

Trustee, Angel Oak Funds Trust (since February 2019) (5 portfolios); Trustee, Angel Oak Strategic Credit Fund (since February 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (Since November 2021).

Ira P. Cohen, (62) Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Real Estate Access Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (5 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, U.S. Fixed Income Trust (since March 2019); Trustee and Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021).

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

** As of the date of this report, the Trust consists of 14 series.

23

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, (59) Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

* The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

** As of the date of this report, the Trust consists of 14 series.

*** Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

24

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, (36) Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015).	None.
Zachary P. Richmond (41) Principal Financial Officer and Treasurer Since September 2021

Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (since February 2019)

Previous: Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.
Kevin J. Patton, (51) Chief Compliance Officer Since March 2020

Current: Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (since January 2020). Previous: Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020).

None.
Carol J. Highsmith, (57) Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.
Matt J. Miller, (45) Vice President Since December 2011	Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
Stephen L. Preston, (55) AML Officer Since June 2017

Current: Chief Compliance Officer, Ultimus Fund Distributors, LLC (since June 2011).

Previous: Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019); Chief Compliance Officer, Unified Financial Securities, LLC (April 2018 to December 2019).

None.

* The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

** As of the date of this report, the Trust consists of 14 series.

25

LIQUIDITY RISK MANAGEMENT PROGRAM

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Kovitz Investment Group Partners, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

26

FACTS	WHAT DOES GREEN OWL INTRINSIC VALUE FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 695-3729

27

Who we are
Who is providing this notice?	Green Owl Intrinsic Value Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Kovitz Investment Group Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

28

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OTHER INFORMATION (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 695-3729 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (888) 695-3729 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Zachary P. Richmond, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Kovitz Investment Group Partners, LLC

71 South Wacker Drive, Suite 1860

Chicago, IL 60606

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

SOUND MIND INVESTING FUND (SMIFX)

SMI DYNAMIC ALLOCATION FUND (SMIDX)

SMI 50/40/10 FUND (SMILX)

ANNUAL REPORT
October 31, 2021

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

Dear Fellow Shareholder,

The past two years have been a remarkable period for both the economy and markets. The COVID-19 pandemic prompted the first ever globally coordinated economic shutdowns and prompted massive government and central bank responses. The whole period is without precedent in modern financial history and the after-effects continue to ripple through economies and markets.

When the first positive vaccine announcements came in November 2020, financial markets immediately ripped higher. Pricing in an eventual widespread economic reopening, many of the stocks that had suffered the most during 2020’s lockdowns sprang back to life.

The twelve months since then (November 2020 – October 2021) have been incredibly strong for stocks overall. However, the ripple effects of COVID — specifically the follow-on wave of the Delta variant which caused another round of rolling restrictions in 2021 — meant that stocks didn’t advance uniformly over the past year. Stock market performance was instead characterized by fits and starts as various groups of stocks took turns racing ahead then pausing (or falling back), in large part based on investors’ changing views of the future as the virus optimism/pessimism ebbed and flowed.

Taken as a whole, performance over the past twelve months was characterized by strong absolute returns, but less impressive relative returns for the trend-following strategies used by the SMI Funds. Whenever the market would favor a particular group of stocks long enough for their momentum to pick up and signal a trend change, the COVID/economic picture would shift and the market would pivot back the other way.

These short-lived bursts of a few months favoring small stocks and value names (when reopening optimism was high), then a few months pivoting back toward large stocks and growth (when pessimism would creep back in), make sense given the stop-start-stop-start economic environment of the past 12-15 months. But it made life difficult for trend-following strategies like ours that are based on the more normal economic patterns that exist most of the time outside of a pandemic!

The good news is that while these abrupt economic shifts (and the changes in market trends that accompanied them) kept us from adding relative value beyond the market’s return this year, SMI Fund investors still experienced strong absolute portfolio growth. For example, SMIFX’s +37.01% gain over the past 12 months was the fifth-strongest 12-month period in the Fund’s sixteen year history, exceeded only by the period immediately following the much deeper 2007-2009 bear market.

Performance Review - (Unaudited)

SMI’s Stock Upgrading strategy (the sole strategy used in SMIFX and 40% of SMILX) gained +37.01% from November 1, 2020 through October 31, 2021. In many respects, this was the mirror image from the year prior. Our letter a year ago reported how SMIFX had beat its fund peer group (strong relative performance), yet its one-year return was just +3.92% (weak absolute performance). This year, our absolute return was nearly 10 times stronger, yet the Fund trailed its peer group and benchmarks!

As noted earlier, the biggest reason for the Fund’s relative underperformance was the market’s unusually rapid pivots from favoring large/growth stocks to smaller/value stocks, and vice versa. It’s important to note how unusual it is for these types of swings to happen abruptly and repeatedly within a single 12-month period. As the intensity of the economic response to future COVID variants and waves diminishes, so too should the severity of these market pivots.

The decision to allocate a portion of the Fund to commodities through the first half of 2021 helped performance, as that position generated a strong return of nearly +30% in just six months. We’re excited about the new framework we’ve developed for investing within the commodities sector to help us deal with what we believe will be a more inflationary environment ahead.

SMI’s Dynamic Asset Allocation strategy (the sole strategy used in SMIDX and 50% of SMILX) ended the 12-month period with a strong absolute return of +18.17%.

Normally when the stock market rises rapidly, the DAA strategy lags because its maximum allocation to U.S. Stocks is limited. This was the case over the past year, but thankfully DAA’s allocations to Foreign Stocks and Real Estate through much of 2021 also experienced solid gains (though not as strong as U.S. stocks).

Digging deeper, SMIDX performed in the top 25% of its Morningstar peer group over the last six months of the report period. Not surprisingly, then, the challenges came primarily during the first half of the period. Market weakness in September - October 2020 was strong enough to cause DAA to remove its allocation to Foreign Stocks, just as the global stock market was about to soar higher in November following the vaccine announcements. SMIDX’s position in gold also hurt performance during January-February of 2021. But since clearing that position, the portfolio has been in the very strong combination of U.S. & Foreign Stocks plus Real Estate, which we feel has performed quite well.

Most importantly, while 2020 illustrated how well DAA can protect our portfolios during bear markets in stocks, 2021 showed that the strategy is still capable of participating to a significant degree in the market’s upside gains. It won’t ever capture all of the upside in a raging bull market rally such as we’ve had over the last year. But it’s not limited to bond-like returns either (which lost money as a whole over this period). DAA’s +18.2% gain over the past 12 months demonstrates solid upside participation from this strategy that is primarily focused on limiting downside risk.

SMI’s 50/40/10 portfolio (used in SMILX) consists of 50% DAA, 40% Stock Upgrading, and 10% in a strategy called Sector Rotation. From November 1, 2020 through October 31, 2021, the SMI 50/40/10 Fund returned +25.51%.

Having already covered Stock Upgrading and DAA, which make up 90% of the Fund’s weighting, the final component to discuss is the 10% Sector Rotation allocation. This portion of the Fund was disappointing, gaining just +10.9%. When the broader stock market is as strong as it was over the past year, Sector Rotation is normally an exceptional performer. But after soaring through the middle of February, Sector Rotation ended up giving back the bulk of those gains as more speculative stocks were hit hard in the second quarter of 2021. This prompted a full review of the Sector Rotation process, which culminated in some adjustments to this approach that the managers believe will make the strategy less susceptible to such large performance swings in the future.

Conclusion

The past year has been marked by incredible growth in financial assets. The extremes of the past two years illustrate the need for strategies that can adapt to any market environment. Ultimately, having that type of confidence in one’s investing approach is what enables an investor to stay invested so as to reap the benefits of a strong year like 2021 after the frightening experience of a 2020. Investors in the SMI Funds have been rewarded by generally strong growth in their portfolios over the past 12 months.

Importantly, all of the SMI Funds utilize quantitative strategies supported by extensive testing and, with the exception of DAA, long performance histories. We’ve seen these strategies adapt to the extremes of the fastest bear market in history (2020) and then pivot strongly back the other direction in the face of a raging bull market (2021). While recent returns have been rewarding, it has been an exceptionally challenging environment to navigate.

We appreciate the opportunity to serve you!

Blessings,

Mark Biller
Senior Portfolio Manager
The Sound Mind Investing Funds

The SMI Fund lineup, shown below, now offers investors a way to mix and match professionally managed funds to custom tailor the risk level desired for their portfolio. If you’d like assistance customizing your portfolio in this manner, please call a Stewardship Advisor at (800) 796-4975.

PERFORMANCE RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended October 31, 2021)
	Three Months	Six Months	One Year	Five Year	Ten Year
Sound Mind Investing Fund	4.20%	4.51%	37.01%	13.06%	10.89%
Wilshire 5000® Total Market Index(b)	5.00%	10.07%	44.44%	19.03%	16.16%
S&P 500® Index(b)	5.13%	10.91%	42.91%	18.93%	16.21%
SMI Custom Index(c)	3.62%	5.74%	44.95%	15.82%	13.43%

Total annual operating expenses, as disclosed in the Sound Mind Investing Fund’s (“SMI Fund”) prospectus dated June 8, 2021, were 1.98% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. SMI Advisory Services, LLC (the “Adviser”) contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the SMI Fund’s average daily net assets through February 28, 2022. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees (the “Board”).

Average Annual Total Returns(a) (For the periods ended October 31, 2021)
	Three Months	Six Months	One Year	Five Year	Since Inception (February 28, 2013)
SMI Dynamic Allocation Fund	2.27%	6.32%	18.17%	6.97%	5.69%
Wilshire 5000® Total Market Index(b)	5.00%	10.07%	44.44%	19.03%	15.86%
Bloomberg U.S. Aggregate Bond Index(b)	-1.08%	1.06%	-0.48%	3.10%	2.87%
Weighted Index(c)	2.60%	6.46%	24.83%	12.75%	10.76%

Total annual operating expenses, as disclosed in the SMI Dynamic Allocation Fund’s prospectus dated June 8, 2021, were 1.52% of average daily net assets, which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.45% of the SMI Dynamic Allocation Fund’s average daily net assets through February 28, 2022. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI Dynamic Allocation Fund within the three years following the date of such waiver or reimbursement, provided that the SMI Dynamic Allocation Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Average Annual Total Returns(a) (For the periods ended October 31, 2021)
	Three Months	Six Months	One Year	Five Year	Since Inception (April 29, 2015)
SMI 50/40/10 Fund	3.17%	3.52%	25.51%	10.05%	6.50%
Wilshire 5000® Total Market Index(b)	5.00%	10.07%	44.44%	19.03%	14.94%
Bloomberg U.S. Aggregate Bond Index(b)	-1.08%	1.06%	-0.48%	3.10%	3.02%
Weighted Index(c)	2.60%	6.46%	24.83%	12.75%	10.34%

Total annual operating expenses, as disclosed in the SMI 50/40/10 Fund’s prospectus dated June 8, 2021, were 1.72% of average daily net assets (1.75% before fee waivers/expense reimbursements by the Adviser), which includes acquired fund fees and expenses. All expenses are reflected in performance results. The Adviser contractually has agreed to waive its fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.15% of the SMI 50/40/10 Fund’s average daily net assets through February 28, 2022. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the SMI 50/40/10 Fund within the three years following the date of such waiver or reimbursement, provided that the SMI 50/40/10 Fund is able to make the repayment without exceeding the expense limitation in place at the time of the fee waiver or reimbursement and the expense limitation at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (each a “Fund” and collectively the “Funds”) may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 764-3863.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Funds’ returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The Standard & Poor’s 500® Index (“S&P 500”), Wilshire 5000® Total Market Index (“Wilshire 5000”), Bloomberg U.S. Aggregate Bond Index, Russell 1000® Value Index, Russell 1000® Growth Index, Russell 2000® Value Index, Russell 2000® Growth Index and MSCI EAFE Index (collectively, the “Indices”) are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These Indices are widely recognized unmanaged indices and are representative of a broader market and range of securities than is found in each Fund’s portfolio. The returns of the Indices are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index and the Weighted Index for the SMI Dynamic Allocation Fund and the SMI 50/40/10 Fund is comprised of 60% Wilshire 5000 and 40% Bloomberg U.S. Aggregate Bond Index.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing.

PERFORMANCE RESULTS – (Unaudited), (Continued)

The chart above assumes an initial investment of $10,000 made on October 31, 2011 and held through October 31, 2021. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The SMI Custom Index for the Sound Mind Investing Fund is comprised of 20% Russell 1000® Value Index, 20% Russell 1000® Growth Index, 20% Russell 2000® Value Index, 20% Russell 2000® Growth Index and 20% MSCI EAFE Index.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Comparison of a $10,000 Investment in the SMI Dynamic Allocation Fund, Wilshire 5000® Total Market Index, Bloomberg U.S. Aggregate Bond Index and the Weighted Index (Unaudited)

SMI Dynamic Allocation Fund – $16,157
Wilshire 5000® Total Market Index – $35,814
Bloomberg U.S. Aggregate Bond Index – $12,780
Weighted Index – $24,244
Value ($)
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Inception Date 2/28/13
Feb-13
Apr-13
Oct-13
Apr-14
Oct-14
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
Apr-18
Oct-18
Apr-19
Oct-19
Apr-20
Oct-20
Apr-21
Oct-21
Date

The chart above assumes an initial investment of $10,000 made on February 28, 2013 (commencement of Fund operations) and held through October 31, 2021. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg U.S. Aggregate Bond Index.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

PERFORMANCE RESULTS – (Unaudited), (Continued)

Comparison of a $10,000 Investment in the SMI 50/40/10 Fund,
Wilshire 5000® Total Market Index, Bloomberg U.S. Aggregate Bond Index
and the Weighted Index (Unaudited)
SMI 50/40/10 Fund – $15,068
Wilshire 5000® Total Market Index – $24,738
Bloomberg U.S. Aggregate Bond Index – $12,136
Weighted Index – $18,967
Inception Date 4/29/15
Value ($)
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Apr-15
Oct-15
Apr-16
Oct-16
Apr-17
Oct-17
Apr-18
Oct-18
Apr-19
Oct-19
Apr-20
Oct-20
Apr-21
Oct-21
Date

The chart above assumes an initial investment of $10,000 made on April 29, 2015 (commencement of Fund operations) and held through October 31, 2021. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. The information presented above, for the periods prior to April 28, 2018 is historical information for the Former SMI 50/40/10 Fund.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (877) 764-3863. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Weighted Index is comprised of 60% Wilshire 5000® Total Market Index and 40% Bloomberg U.S. Aggregate Bond Index.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of net assets.

Sound Mind Investing Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “Stock Upgrading” strategy. The Stock Upgrading investment strategy is a systematic investment approach that is based on the belief of the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies and standing ready to move assets into the funds deemed by the Adviser to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI Dynamic Allocation Fund seeks total return. Total return is composed of both income and capital appreciation. The Fund uses a “Dynamic Asset Allocation” investment strategy to achieve its investment objective. This is done by investing in open-end mutual funds and exchange-traded funds (“ETFs”) that invest in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash.

FUND HOLDINGS – (Unaudited), (Continued)

(a)	As a percentage of net assets.

SMI 50/40/10 Fund seeks total return. Total return is composed of both income and capital appreciation. The Adviser allocates the Fund’s assets on a 50/40/10 basis among various investment strategies as follows:

●	50% - Dynamic Asset Allocation Strategy (“DAA”)

●	40% - Stock Upgrading Strategy

●	10% - Sector Rotation Strategy

The “Sector Rotation Strategy” involves the Adviser selecting from a universe of mutual funds and ETFs it has compiled using proprietary methods (“Underlying Funds”). This universe is specifically designed by the Adviser to balance exposure to a wide variety of market sectors and industries. This universe includes leveraged, non-leveraged and inverse Underlying Funds. The Adviser ranks these Underlying Funds based on their recent performance across multiple short-term performance periods, then uses an upgrading approach to invest in the top performing market sector or sectors. Once a particular sector or sectors is identified, the Adviser purchases one or more Underlying Funds to gain the desired exposure to that particular sector. This portion of the Fund may be concentrated, meaning that the Fund may be invested in as few as one or two sectors at a time and potentially as few as one Underlying Fund.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Funds’ website at www.smifund.com.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

EXCHANGE-TRADED FUNDS – 66.32%	Shares	Fair Value
First Trust Natural Gas ETF	197,020	$3,615,317
Invesco KBW Regional Banking ETF	27,690	1,745,544
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	571,060	12,637,558
Invesco S&P 500® GARP ETF	64,750	6,012,038
Invesco S&P 500® High Beta ETF	174,470	13,711,597
Invesco S&P SmallCap 600 Pure Value ETF	48,880	4,725,997
iShares Russell 1000 Growth ETF(a)	130,590	38,915,819
iShares Russell 2000 Value ETF	76,920	12,797,950
SPDR S&P Oil & Gas Exploration & Production ETF	34,340	3,652,402
SPDR S&P Regional Banking ETF	24,690	1,750,768
Total Exchange-Traded Funds (Cost $92,840,413)		99,564,990

MUTUAL FUNDS – 32.81%
Akre Focus Fund, Institutional Class	101	6,957
AllianzGI Dividend Value Fund	200	2,748
AllianzGI NFJ Small-Cap Value Fund	162	3,119
American Century Equity Income Fund, Investor Class	100	1,014
American Century International Opportunities Fund, Institutional Class	360	5,390
AMG Yacktman Focused Fund, Institutional Class	100	2,185
AMG Yacktman Fund, Institutional Class	100	2,510
Artisan International Small Cap Fund, Investor Class	100	2,152
Artisan International Value Fund, Investor Class	150	6,866
Artisan Mid Cap Value Fund, Investor Class	279	6,677
Artisan Small Cap Fund, Investor Class	125	6,528
BlackRock International Opportunities Portfolio, Institutional Class	100	3,531
BNY Mellon Opportunistic Small Cap Fund, Investor Class	100	3,864
Bridgeway Small-Cap Value Fund, Class N	231,896	8,995,239
Bridgeway Ultra-Small Company Market Fund, Class N	100	1,849
Brown Advisory Sustainable Growth Fund, Institutional Class (b)	20,412	1,042,866
Buffalo Small Cap Fund, Inc.	150	3,560
Champlain Small Company Fund, Institutional Class	100	2,624
Chartwell Small Cap Value Fund	118	2,549
Columbia Acorn Fund, Class Z	137	2,497
Columbia Acorn International, Class Z	100	3,765
Columbia Contrarian Core Fund, Class Z	91	3,366
Columbia Small Cap Growth Fund I, Class Z	100	3,522
Davis Opportunity Fund, Class Y	100	4,839
Delaware Select Growth Fund, Institutional Class	100	4,874
Delaware Small Cap Value Fund, Institutional Class	100	8,103

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2021 – (Continued)

MUTUAL FUNDS – 32.81% - continued	Shares	Fair Value
Delaware Value Fund, Institutional Class	144	$3,634
Deutsche Small Cap Core Fund, Institutional Class	52	2,505
DFA International Small Cap Value Portfolio, Institutional Class	100	2,214
DFA International Small Company Portfolio, Institutional Class	100	2,329
DFA U.S. Small Cap Value Portfolio, Institutional Class	100	4,633
Fairholme Fund	100	2,891
Fidelity Mid-Cap Stock Fund	150	6,470
Fidelity Select Energy Portfolio	98,481	3,636,892
Fidelity Select Energy Service Portfolio	166,745	3,464,966
Fidelity Small Cap Discovery Fund	100	3,064
Fidelity Small Cap Stock Fund	150	3,423
Fidelity Small Cap Value Fund	150	3,303
Franklin Small Cap Value Fund, Advisor Class	100	6,539
Hartford International Opportunities Fund (The), Class Y	248	5,539
Heartland Value Fund	100	5,201
Hennessy Cornerstone Mid Cap 30 Fund, Institutional Class	100	2,066
Hennessy Focus Fund, Investor Class	50	4,024
Hennessy Small Cap Financial Fund, Investor Class	114,402	3,605,951
Invesco American Value Fund, Class Y	141	6,165
Invesco Oppenheimer International Small-Mid Company Fund, Class Y	100	6,300
Janus Henderson Contrarian Fund, Class T	100	3,247
Janus Henderson Mid Cap Value Fund, Class T	200	3,628
Janus Henderson Overseas Fund, Class T	100	4,481
Janus Henderson Venture Fund, Class T	100	11,296
JOHCM International Select Fund, Institutional Class	100	3,242
JPMorgan Mid Cap Value Fund, Institutional Class	100	4,695
JPMorgan Small Cap Equity Fund, Select Class	100	7,895
JPMorgan Small Cap Growth Fund, Class L	100	3,038
JPMorgan U.S. Research Enhanced Equity Fund, Institutional Class	100	3,948
Kinetics Internet Fund (The), No Load Class	43,009	3,027,401
Longleaf Partners Fund	150	3,965
Longleaf Partners International Fund	150	2,642
Longleaf Partners Small-Cap Fund	100	2,664
Lord Abbett Developing Growth Fund, Inc., Institutional Class	100	4,154
MainStay WMC Enduring Capital Fund, Institutional Class	18	659
Miller Opportunity Trust, Institutional Class	100	4,662
Morgan Stanley Discovery Portfolio, Institutional Class	100	4,672
Morgan Stanley Growth Portfolio, Institutional Class	100	10,652
Neuberger Berman Genesis Fund, Institutional Class	100	8,168

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2021 – (Continued)

MUTUAL FUNDS – 32.81% - continued	Shares	Fair Value
Nicholas Fund, Inc.	50	$4,435
Oakmark International Fund, Investor Class	150	4,370
Oakmark International Small Cap Fund, Institutional Class	150	3,053
Oakmark Select Fund, Institutional Class	150	9,723
Polen Growth Fund, Institutional Class	35,818	2,053,781
PRIMECAP Odyssey Aggressive Growth Fund	100	6,037
Principal SmallCap Growth Fund I, Institutional Class	200	4,110
Prudential Jennison International Opportunities, Class Z	185	7,257
Royce Micro-Cap Fund, Investment Class	106	1,737
Royce Opportunity Fund, Investment Class	318	6,459
Royce Premier Fund, Investment Class	300	4,605
Royce Special Equity Fund, Institutional Class	150	3,195
T. Rowe Price International Discovery Fund, Investor Class	75	7,406
T. Rowe Price Mid-Cap Growth Fund, Investor Class	50	6,491
T. Rowe Price New Horizons Fund, Investor Class	100	9,860
T. Rowe Price Small-Cap Value Fund, Investor Class	100	6,654
Thornburg Value Fund, Institutional Class	100	10,480
TIAA-CREF International Equity Fund, Institutional Class	100	1,461
Touchstone Sands Capital Select Growth Fund, Class Y	100	2,400
Tweedy Browne International Value Fund	150	4,725
Vanguard Strategic Equity Fund, Investor Class	100	4,625
Victory RS Small Cap Growth Fund, Class Y	100	9,684
Vulcan Value Partners Small Cap Fund, Institutional Class	394,933	10,923,849
Wasatch Emerging Markets Small Cap Fund, Investor Class	1,386,620	6,073,394
Wasatch International Growth Fund, Investor Class	150	5,933
Wasatch Micro Cap Fund, Investor Class	100	1,304
Wastach Emerging Markets Select Fund, Institutional Class(b)	256,302	6,043,604
Total Mutual Funds (Cost $47,052,073)		49,247,044

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
SCHEDULE OF INVESTMENTS
October 31, 2021 – (Continued)

MONEY MARKET FUNDS – 0.96%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(c)	1,445,094	$1,445,094
Total Money Market Funds (Cost $1,445,094)		1,445,094
Total Investments — 100.09% (Cost $141,337,580)		$150,257,128
Liabilities in Excess of Other Assets — (0.09)%		(139,847)
NET ASSETS — 100.00%		$150,117,281

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of October 31, 2021, the percentage of net assets invested in iShares Russell 1000 Growth ETF was 25.92% of the Fund.

(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

EXCHANGE-TRADED FUNDS – 99.55%	Shares	Fair Value
iShares MSCI EAFE ETF(a)	480,040	$38,638,419
iShares S&P Small-Cap 600 Value ETF	194,830	20,174,647
Real Estate Select Sector SPDR Fund	174,040	8,322,593
SPDR S&P 500® ETF	45,800	21,033,650
Vanguard Real Estate ETF(a)	286,670	31,258,497
Total Exchange-Traded Funds (Cost $101,486,693)		119,427,806

MONEY MARKET FUNDS – 0.54%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	645,947	645,947
Total Money Market Funds (Cost $645,947)		645,947
Total Investments — 100.09% (Cost $102,132,640)		$120,073,753
Liabilities in Excess of Other Assets — (0.09)%		(110,094)
NET ASSETS — 100.00%		$119,963,659

(a)

Represents an investment greater than 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov. As of October 31, 2021, the percentage of net assets invested in iShares MSCI EAFE ETF and Vanguard Real Estate ETF was 32.21% and 26.06%,respectively.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
October 31, 2021

EXCHANGE-TRADED FUNDS – 81.92%	Shares	Fair Value
First Trust Natural Gas ETF	44,030	$807,951
Invesco KBW Regional Banking ETF	4,840	305,108
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	114,600	2,536,098
Invesco S&P 500® GARP ETF	12,830	1,191,266
Invesco S&P 500® High Beta ETF	30,790	2,419,786
Invesco S&P SmallCap 600 Pure Value ETF	5,160	498,898
iShares MSCI EAFE ETF	139,490	11,227,550
iShares Russell 1000 Growth ETF	27,250	8,120,500
iShares Russell 2000 Value ETF	15,990	2,660,416
iShares S&P Small-Cap 600 Value ETF	51,680	5,351,464
Real Estate Select Sector SPDR Fund	53,800	2,572,716
SPDR S&P 500® ETF	13,240	6,080,470
SPDR S&P Oil & Gas Exploration & Production ETF	7,670	815,781
SPDR S&P Regional Banking ETF	4,310	305,622
Vanguard Real Estate ETF	105,840	11,540,793
Total Exchange-Traded Funds (Cost $49,771,290)		56,434,419

MUTUAL FUNDS – 17.39%
AMG Yacktman Focused Fund, Institutional Class	100	2,185
Bridgeway Small-Cap Value Fund, Class N	62,447	2,422,299
Brown Advisory Sustainable Growth Fund, Institutional Class(a)	5,103	260,716
Fidelity Select Energy Portfolio	22,006	812,696
Fidelity Select Energy Service Portfolio	29,131	605,344
Hennessy Small Cap Financial Fund, Investor Class	28,705	904,789
Invesco Oppenheimer International Small-Mid Company Fund, Class Y	100	6,300
Kinetics Internet Fund (The), No Load Class	11,469	807,307
Longleaf Partners International Fund	150	2,642
Lord Abbett Developing Growth Fund, Inc., Institutional Class	100	4,154
Miller Opportunity Trust, Institutional Class	100	4,662
Morgan Stanley Discovery Portfolio, Institutional Class	100	4,672
Oakmark International Fund, Investor Class	50	1,457
Polen Growth Fund, Institutional Class	6,224	356,878
ProFunds Real Estate UltraSector ProFund, Investor Class(a)	15,913	1,043,921
Vulcan Value Partners Small Cap Fund, Investor Class	87,351	2,416,116
Wasatch Emerging Markets Small Cap Fund, Investor Class	265,177	1,161,477
Wasatch International Growth Fund, Investor Class	100	3,955
Wastach Emerging Markets Select Fund, Institutional Class(a)	49,003	1,155,491
Total Mutual Funds (Cost $11,454,800)		11,977,061

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
SCHEDULE OF INVESTMENTS
October 31, 2021 – (Continued)

MONEY MARKET FUNDS – 0.84%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	578,307	$578,307
Total Money Market Funds (Cost $578,307)		578,307
Total Investments — 100.15% (Cost $61,804,397)		$68,989,787
Liabilities in Excess of Other Assets — (0.15)%		(105,237)
NET ASSETS — 100.00%		$68,884,550

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2021

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Assets
Investments in securities at fair value (cost $141,337,580, $102,132,640 and $61,804,397) (Note 3)	$150,257,128	$120,073,753	$68,989,787
Receivable for fund shares sold	11,625	19,441	1,692
Receivable for investments sold	750,000	—	200,000
Dividends receivable	12	5	4
Prepaid expenses	19,941	12,616	19,751
Total Assets	151,038,706	120,105,815	69,211,234

Liabilities
Payable for fund shares redeemed	998	4,333	38,000
Payable for investments purchased	750,000	—	200,000
Payable to Adviser (Note 4)	125,276	99,893	53,240
Payable to Administrator (Note 4)	7,845	5,660	3,900
Payable to trustees	1,860	1,750	1,525
Other accrued expenses	35,446	30,520	30,019
Total Liabilities	921,425	142,156	326,684
Net Assets	$150,117,281	$119,963,659	$68,884,550

Net Assets consist of:
Paid-in capital	99,776,014	93,578,490	52,297,776
Accumulated earnings	50,341,267	26,385,169	16,586,774
Net Assets	$150,117,281	$119,963,659	$68,884,550
Shares outstanding (unlimited number of shares authorized, no par value)	10,988,750	8,590,154	5,574,197
Net asset value, offering and redemption price per share (Note 2)	$13.66	$13.97	$12.36

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
STATEMENTS OF OPERATIONS
For the year ended October 31, 2021

	Sound Mind Investing Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Investment Income
Dividend income	$1,605,305	$2,288,351	$1,022,084
Total investment income	1,605,305	2,288,351	1,022,084

Expenses
Investment Adviser fees (Note 4)	1,491,429	1,164,615	611,102
Administration fees (Note 4)	41,608	32,319	19,208
Registration fees	26,652	28,747	23,979
Transfer agent fees (Note 4)	24,690	10,486	10,778
Fund accounting fees (Note 4)	22,067	17,141	9,998
Printing and postage expenses	19,003	13,821	9,003
Audit and tax preparation fees	17,460	17,460	17,460
Legal fees	16,570	15,064	16,570
Custodian fees	12,134	6,460	6,984
Compliance service fees (Note 4)	8,100	8,100	8,100
Trustee fees (Note 4)	7,387	6,689	5,626
Line of credit fees	6,760	5,075	2,963
Insurance expenses	2,199	2,499	2,452
Interest expense	589	708	689
Miscellaneous expenses	43,174	30,257	28,800
Total expenses	1,739,822	1,359,441	773,712
Fees recouped by Adviser	—	—	11,618
Net operating expenses	1,739,822	1,359,441	785,330
Net investment income (loss)	(134,517)	928,910	236,754

Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	4,680,807	847,386	786,807
Net realized gain on investment securities transactions	49,217,835	7,158,116	11,770,129
Net increase from payments by Adviser for investment losses (Note 4)	—	225,012	—
Net change in unrealized appreciation (depreciation) on investment securities	(8,908,040)	10,095,688	1,694,676
Net realized and change in unrealized gain on investments	44,990,602	18,326,202	14,251,612
Net increase in net assets resulting from operations	$44,856,085	$19,255,112	$14,488,366

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(134,517)	$(503,216)
Long term capital gain dividends from investment companies	4,680,807	3,011,228
Net realized gain (loss) on investment securities transactions	49,217,835	(4,819,482)
Net change in unrealized appreciation (depreciation) of investment securities	(8,908,040)	7,174,100
Net increase in net assets resulting from operations	44,856,085	4,862,630

Distributions to Shareholders from Earnings (Note 2)	—	(706,878)

Capital Transactions
Proceeds from shares sold	9,454,512	6,831,421
Reinvestment of distributions	—	693,203
Amount paid for shares redeemed	(28,968,665)	(34,554,822)
Net decrease in net assets resulting from capital transactions	(19,514,153)	(27,030,198)
Total Increase (Decrease) in Net Assets	25,341,932	(22,874,446)

Net Assets
Beginning of year	124,775,349	147,649,795
End of year	$150,117,281	$124,775,349

Share Transactions
Shares sold	746,447	744,801
Shares issued in reinvestment of distributions	—	69,320
Shares redeemed	(2,268,368)	(3,614,487)
Net decrease in shares outstanding	(1,521,921)	(2,800,366)

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$928,910	$507,499
Long term capital gain dividends from investment companies	847,386	65,462
Net realized gain on investment securities transactions	7,158,116	6,164,434
Net increase from payments by Adviser for investment losses	225,012	—
Net change in unrealized appreciation (depreciation) of investment securities	10,095,688	(2,860,800)
Net increase in net assets resulting from operations	19,255,112	3,876,595

Distributions to Shareholders from Earnings (Note 2)	(5,973,351)	(1,402,469)

Capital Transactions
Proceeds from shares sold	11,324,062	14,919,092
Reinvestment of distributions	5,901,945	1,379,020
Amount paid for shares redeemed	(23,738,841)	(24,916,503)
Net decrease in net assets resulting from capital transactions	(6,512,834)	(8,618,391)
Total Increase (Decrease) in Net Assets	6,768,927	(6,144,265)

Net Assets
Beginning of year	113,194,732	119,338,997
End of year	$119,963,659	$113,194,732

Share Transactions
Shares sold	871,261	1,215,642
Shares issued in reinvestment of distributions	474,433	115,592
Shares redeemed	(1,845,584)	(2,043,773)
Net decrease in shares outstanding	(499,890)	(712,539)

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$236,754	$54,091
Long term capital gain dividends from investment companies	786,807	465,258
Net realized gain on investment securities transactions	11,770,129	958,023
Net change in unrealized appreciation of investment securities	1,694,676	1,024,760
Net increase in net assets resulting from operations	14,488,366	2,502,132

Distributions to Shareholders from Earnings (Note 2)	(210,442)	(279,593)

Capital Transactions
Proceeds from shares sold	12,438,096	4,779,527
Reinvestment of distributions	206,341	274,667
Amount paid for shares redeemed	(14,329,246)	(13,599,005)
Net decrease in net assets resulting from capital transactions	(1,684,809)	(8,544,811)
Total Increase (Decrease) in Net Assets	12,593,115	(6,322,272)

Net Assets
Beginning of year	56,291,435	62,613,707
End of year	$68,884,550	$56,291,435

Share Transactions
Shares sold	1,065,535	506,503
Shares issued in reinvestment of distributions	18,293	28,641
Shares redeemed	(1,208,402)	(1,455,132)
Net decrease in shares outstanding	(124,574)	(919,988)

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

For the Year Ended October 31, 2021
Selected Per Share Data:
Net asset value, beginning of year	$9.97

Income from investment operations:
Net investment income (loss)(a)	(0.02)
Net realized and unrealized gain on investments	3.71
Total from investment operations	3.69

Less distributions to shareholders from:
Net investment income	—
Net realized gains	—
Total distributions	—
Paid in capital from redemption fees	—
Net asset value, end of year	$13.66

Total Return(c)	37.01%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$150,117
Ratio of expenses to average net assets(d)	1.17%
Ratio of expenses to average net assets excluding interest expenses(d) (e)	1.16%
Ratio of net investment income (loss) to average net assets(a) (d)	(0.09)%
Portfolio turnover rate	300.02%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	These ratios do not include the effects of line of credit interest expense and borrowing costs.

See accompanying notes which are an integral part of these financial statements.

SOUND MIND INVESTING FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year) – (Continued)

For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

$9.64	$11.65	$12.52	$10.30

(0.04)	0.05	0.04	(0.05)
0.42	0.14	0.26	2.27
0.38	0.19	0.30	2.22

(0.05)	(0.05)	—	—
—	(2.15)	(1.17)	—
(0.05)	(2.20)	(1.17)	—
—	—	—	— (b)
$9.97	$9.64	$11.65	$12.52

3.92%	4.28%	2.36%	21.55%

$124,775	$147,650	$174,473	$196,564
1.20%	1.18%	1.16%	1.15%
1.20%	1.17%	1.16%	1.15%
(0.38)%	0.45%	0.34%	(0.41)%
214.07%	192.77%	163.54%	176.40%

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

For the Year Ended October 31, 2021
Selected Per Share Data:
Net asset value, beginning of year	$12.45

Income from investment operations:
Net investment income(a)	0.10
Net realized and unrealized gain (loss) on investments	2.08
Total from investment operations	2.18

Less distributions to shareholders from:
Net investment income	(0.09)
Net realized gains	(0.57)
Total distributions	(0.66)
Paid in capital from redemption fees	—
Net asset value, end of year	$13.97

Total Return(c)	18.17%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$119,964
Ratio of expenses to average net assets(d)	1.17%
Ratio of expenses to average net assets excluding interest expenses(d) (e)	1.16%
Ratio of net investment income to average net assets(a) (d)	0.80%
Portfolio turnover rate	175.11%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	These ratios do not include the effects of line of credit interest expense and borrowing costs.

See accompanying notes which are an integral part of these financial statements.

SMI DYNAMIC ALLOCATION FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year) – (Continued)

For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

$12.17	$11.66	$11.75	$10.92

0.06	0.12	0.18	0.07
0.37	0.56	(0.16)	0.79
0.43	0.68	0.02	0.86

(0.15)	(0.17)	(0.11)	(0.03)
—	—	—	—
(0.15)	(0.17)	(0.11)	(0.03)
—	—	—	— (b)
$12.45	$12.17	$11.66	$11.75

3.55%	5.97%	0.15%	7.87%

$113,195	$119,339	$132,999	$162,002
1.19%	1.18%	1.16%	1.16%
1.19%	1.17%	1.16%	1.15%
0.44%	1.02%	1.45%	0.57%
275.33%	218.06%	61.28%	247.10%

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year)

For the Year Ended October 31, 2021
Selected Per Share Data:
Net asset value, beginning of year	$9.88

Income from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments	2.48
Total from investment operations	2.52

Less distributions to shareholders from:
Net investment income	(0.04)
Net realized gains	—
Total distributions	(0.04)
Paid in capital from redemption fees	—
Net asset value, end of year	$12.36

Total Return(e)	25.51%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$68,885
Ratio of expenses to average net assets(f)	1.16%
Ratio of expenses to average net assets excluding interest expenses(f) (g)	1.15%
Ratio of expenses to average net assets before waiver and reimbursement(f)	1.14%
Ratio of net investment income (loss) to average net assets(b) (f)	0.35%
Portfolio turnover rate	231.35%

(a)

As described in Note 1 of the Notes to the Financial Statements, the Former 50/40/10 Fund was reorganized into the SMI Conservative Allocation Fund as of the close of business, April 27, 2018 and subsequently renamed the SMI 50/40/10 Fund (the “Fund”). The Fund is the successor to the Former 50/40/10 Fund. The performance and financial information presented incorporates the operations of the Former 50/40/10 Fund, which, is a result of the reorganization, are the Fund’s operations. The per share amounts have been adjusted for a stock split that occurred on April 27, 2018.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	Per share net investment income has been determined on the basis of average shares outstanding during the year.
(d)	Rounds to less than $0.005 per share.
(e)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(f)	These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(g)	These ratios do not include the effects of line of credit interest expense and borrowing costs.

See accompanying notes which are an integral part of these financial statements.

SMI 50/40/10 FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding during each year) – (Continued)

For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)	For the Year Ended October 31, 2017(a)

$9.46	$9.46	$9.65	$8.20

0.01	0.05	0.10 (c)	(0.01)
0.45	0.26	(0.04)	1.49
0.46	0.31	0.06	1.48

(0.04)	(0.07)	(0.11)	(0.03)
—	(0.24)	(0.14)	—
(0.04)	(0.31)	(0.25)	(0.03)
—	—	—	— (d)
$9.88	$9.46	$9.46	$9.65

4.91%	3.55%	0.36%	17.99%

$56,291	$62,614	$66,305	$22,007
1.16%	1.15%	1.24%	1.46%
1.15%	1.15%	1.23%	1.45%
1.19%	1.21%	1.39%	1.56%
0.09%	0.53%	1.03%	(0.17)%
252.74%	225.42%	155.28%	212.36%

See accompanying notes which are an integral part of these financial statements.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021

NOTE 1. ORGANIZATION

The Sound Mind Investing Fund (“SMI Fund”), SMI Dynamic Allocation Fund and SMI 50/40/10 Fund (formerly, the SMI Conservative Allocation Fund) (each a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Funds is SMI Advisory Services, LLC (the “Adviser”). The SMI Fund seeks to provide long-term capital appreciation. The SMI Dynamic Allocation Fund and SMI 50/40/10 Fund seek total return.

Each of the Funds is a “fund-of-funds” in which each Fund may invest in other investment companies, including exchange-traded and closed-end funds. For a discussion on the strategies employed by each of the Funds, please refer to pages 9-11 of this report.

At the close of business on April 27, 2018, the SMI Conservative Allocation Fund was renamed the SMI 50/40/10 Fund and acquired all of the assets and assumed all of the liabilities of the previous SMI 50/40/10 Fund (the “Former 50/40/10 Fund”), pursuant to an agreement and plan of reorganization approved by the Board on December 12, 2017. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. The SMI 50/40/10 Fund is considered the surviving entity for tax purposes.

Due to the reorganization on April 27, 2018, the number of outstanding shares of the Former 50/40/10 Fund increased by a factor of 1.132099; and since the Former 50/40/10 Fund’s total number of shares outstanding increased, the net asset value decreased. The reorganization did not affect the value of the Former 50/40/10 Fund’s net assets or each shareholder’s proportional ownership interest in those assets. The per share data presented in the Financial Highlights have been adjusted for periods prior to April 27, 2018 as a result.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended October 31, 2021, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations when incurred. During the fiscal year ended October 31, 2021, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income and long-term capital gains dividends from investment companies are recorded on the ex-dividend date. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. For the fiscal year October 31, 2021, the Funds did not make any reclassifications.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Share Valuation – The NAV of each Fund is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding for each Fund

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

Equity securities, including ETFs and closed-end funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2021:

	Valuation Inputs
SMI Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$99,564,990	$—	$—	$99,564,990
Mutual Funds	49,227,468	19,576	—	49,247,044
Money Market Funds	1,445,094	—	—	1,445,094
Total	$150,237,552	$19,576	$—	$150,257,128

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (Continued)

	Valuation Inputs
SMI Dynamic Allocation Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$119,427,806	$—	$—	$119,427,806
Money Market Funds	645,947	—	—	645,947
Total	$120,073,753	$—	$—	$120,073,753

	Valuation Inputs
SMI 50/40/10 Fund	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$56,434,419	$—	$—	$56,434,419
Mutual Funds	11,977,061	—	—	11,977,061
Money Market Funds	578,307	—	—	578,307
Total	$68,989,787	$—	$—	$68,989,787

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Adviser is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
$1 – $100 million	1.00%	1.00%	0.90%
$100,000,001 – $250 million	1.00%	1.00%	0.80%
$250,000,001 to $500 million	0.90%	0.90%	0.70%
Over $500 million	0.80%	0.80%	0.60%

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

For the fiscal year ended October 31, 2021, fees earned and recouped by the Adviser at October 31, 2021 were as follows:

	SMI Fund Management Fee	SMI Dynamic Allocation Fund Management Fee	SMI 50/40/10 Fund Management Fee
Management fees earned	$1,491,429	$1,164,615	$611,102
Fees recouped by Adviser	—	—	11,618
Payable to Adviser	125,276	99,893	53,240

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with GAAP, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, 1.45% with respect to the SMI Dynamic Allocation Fund, and 1.15% with respect to the SMI 50/40/10 Fund. The contractual arrangement for each Fund is in place through February 28, 2022.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the applicable Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the fee waiver or expense reimbursement and the expense limitation at the time of the repayment.

As of October 31, 2021, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements from the SMI 50/40/10 Fund as follows:

Recoverable through	Amount
October 31, 2022	$33,330
October 31, 2023	18,349

On December 31, 2020, the Adviser purchased shares in the Invesco DB Gold Fund and the Sprott Physical Gold Trust (the “Securities”) for the SMI Dynamic Allocation Fund. Because the Fund’s positions in those Securities each represented more than 5% of Fund’s total assets, and together exceeded 25% of the Fund’s total assets, the Fund breached the SEC diversification limit set forth in Section 5(b)(1) of the 1940 Act. Consequently, the purchases of the Securities caused the Fund to become “non-diversified,” contrary to the representation in Fund’s prospectus. In order to correct the compliance violation, the Fund sold sufficient Securities to bring the aggregate of issuers representing greater than 5% of the Fund’s total assets to below the 25% threshold. This caused a realized shareholder loss of $225,012, which was subsequently reimbursed to the Fund by the Adviser and reflected on the Statements of Operations. This impacted the Fund’s total return for the year by 0.22%.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (Continued)

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”), to provide the Funds with administration, compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. Expenses incurred by the Funds for these services are allocated to the individual Funds based on each Fund’s relative net assets.

The officers and one Trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Funds. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Funds’ shares. There were no payments made to the Distributor by the Funds for the fiscal year ended October 31, 2021.

For the fiscal year ended October 31, 2021, fees for administration, compliance, fund accounting, and transfer agent services, and amounts due to the Administrator at October 31, 2021 were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Administration	$41,608	$32,319	$19,208
Compliance expenses	8,100	8,100	8,100
Fund accounting	22,067	17,141	9,998
Transfer agent	24,690	10,486	10,778
Payable to Administrator	7,845	5,660	3,900

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2021, purchases and sales of investment securities, other than short-term investments were as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Purchases	$438,129,244	$201,462,156	$153,625,536
Sales	$454,189,565	$212,036,603	$154,854,443

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2021.

NOTE 6. LINE OF CREDIT

During the fiscal year ended October 31, 2021, the Trust, on behalf of the Funds, entered into in a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on January 21, 2022. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 10% of a Fund’s

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 6. LINE OF CREDIT – (Continued)

daily market value or $5 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 150 basis points (if LIBOR is less than 0.50%, such rate shall be deemed to be 0.50%), 2.00% as of October 31, 2021. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of October 31, 2021, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
SMI Fund	$546,547	2.00%	23	$698	$1,200,000
SMI Dynamic Allocation Fund	483,394	1.88%	28	708	1,725,000
SMI 50/40/10 Fund	446,250	2.00%	28	694	1,625,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the fiscal year ended October 31, 2021, that a Fund utilized the Line of Credit.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Gross unrealized appreciation	$9,126,797	$17,941,113	$7,191,670
Gross unrealized depreciation	(208,777)	—	(34,592)
Net unrealized appreciation/(depreciation) on investments	$8,918,020	17,941,113	$7,157,078
Tax cost of investments	$141,339,108	$102,132,640	$61,832,709

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

The tax character of distributions for the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	SMI Fund		SMI Dynamic Allocation Fund
	2021	2020	2021	2020
Distributions paid from: (a)
Ordinary income	$—	$706,878	$2,123,182	$1,402,469
Long-term capital gains	—	—	3,850,169	—
Total taxable distributions paid	$—	$706,878	$5,973,351	$1,402,469

	SMI 50/40/10 Fund
	2021	2020
Distributions paid from: (a)
Ordinary income	$210,442	$279,593
Long-term capital gains	—	—
Total taxable distributions paid	$210,442	$279,593

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At October 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Undistributed ordinary income	$22,006,997	$5,419,264	$5,525,306
Undistributed long-term capital gains	19,416,250	3,024,792	3,904,390
Accumulated capital and other losses	—	—	—
Unrealized appreciation on investments	8,918,020	17,941,113	7,157,078
Total accumulated earnings	$50,341,267	$26,385,169	$16,586,774

At October 31, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

SMI FUNDS
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2021 – (Continued)

NOTE 7. FEDERAL TAX INFORMATION – (Continued)

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2021, the SMI Fund and SMI 50/40/10 Fund utilized $11,557,011 and $2,939,547, respectively of their capital loss carryforwards.

NOTE 8. INVESTMENT IN OTHER INVESTMENT COMPANIES

Each Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end and closed-end mutual funds and money market mutual funds. Each Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of October 31, 2021, the SMI Fund had 66.32% of the value of its net assets invested in ETFs and had 32.81% of the value of its net assets invested in open-end mutual funds. As of October 31, 2021, the SMI Dynamic Allocation Fund had 99.55% of the value of its net assets invested in ETFs. As of October 31, 2021, the SMI 50/40/10 Fund had 81.92% of the value of its net assets invested in ETFs and had 17.39% of the value of its net assets invested in open-end mutual funds. The financial statements of these ETFs and open-end and closed-end mutual funds can be found at www.sec.gov.

NOTE 9. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of SMI Funds and
Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SMI Funds comprising Sound Mind Investing Fund, SMI Dynamic Allocation Fund, and SMI 50/40/10 Fund (the “Funds”), each a series of Valued Advisers Trust, as of October 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 28, 2021

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES – (Unaudited), (Continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period(a)	Annualized Expense Ratio
SMI FUND
Actual	$1,000.00	$1,045.10	$6.03	1.17%
Hypothetical(b)	$1,000.00	$1,019.31	$5.96	1.17%

SMI DYNAMIC ALLOCATION FUND
Actual	$1,000.00	$1,063.20	$6.03	1.16%
Hypothetical(b)	$1,000.00	$1,019.36	$5.90	1.16%

SMI 50/40/10 FUND
Actual	$1,000.00	$1,035.20	$5.95	1.16%
Hypothetical(b)	$1,000.00	$1,019.36	$5.90	1.16%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Qualified Dividend Income	0%	17%	9%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Qualified Business Income	0%	16%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2021 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Dividends Received Deduction	0%	12%	4%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	SMI Fund	SMI Dynamic Allocation Fund	SMI 50/40/10 Fund
Long-Term Capital Gains Distributions	$—	$3,850,169	$—

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Andrea N. Mullins, (54) Independent Trustee Since December 2013 Chairperson since March 2017	Current: Private investor; Independent Contractor, SWM Advisors (since April 2014).

Trustee, Angel Oak Funds Trust (since February 2019) (5 portfolios); Trustee, Angel Oak Funds Trust (since October 2019) (5 portfolios); Trustee, Angel Oak Strategic Credit Fund (since December 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since November 2021) (2 portfolios); Trustee and Audit Committee Chair, Cushing NextGen Infrastructure Income Fund (since November 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (Since November 2021).

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Ira P. Cohen, (62) Independent Trustee Since June 2010	Current: Independent financial services consultant (since February 2005); Executive Vice President of Asset Management Services, Recognos Financial (since August 2015).

Trustee and Audit Committee Chairman, Griffin Institutional Access Credit Fund (since January 2017); Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund (since May 2014); Trustee, Angel Oak Funds Trust (since October 2014) (5 portfolios); Trustee, Chairman, and Nominating and Governance Committee Chairman, Angel Oak Strategic Credit Fund (since December 2017); Trustee, U.S. Fixed Income Trust (since March 2019); Trustee and Chairman, Angel Oak Financial Strategies Income Term Trust (since May 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since June 2020); Trustee, Angel Oak Credit Opportunities Term Trust (since January 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships	Other Directorships
Mark J. Seger***, (59) Trustee Since March 2017	Current: Vice Chairman and Co-Founder, Ultimus Fund Solutions, LLC and its subsidiaries (since 1999).	None.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.
***	Mr. Seger is considered an “interested person” of the Trust because of his relationship with the Trust’s administrator, transfer agent, and distributor.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Adam T. Kornegay, (36) Principal Executive Officer and President Since April 2018	Current: Vice President, Business Development Director, Ultimus Fund Solutions, LLC (since March 2015).	None.
Zachary P. Richmond, (41) Chief Financial Officer and Treasurer Since September 2021

Current: Vice President, Financial Administration, Ultimus Fund Solutions, LLC (February 2019 to present).

Previous: Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

None.
Kevin J. Patton, (51) Chief Compliance Officer Since March 2020

Current: Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (since January 2020).

Previous: Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020).

None.
Carol J. Highsmith, (57) Vice President Since August 2008 Secretary Since March 2014	Current: Vice President, Ultimus Fund Solutions, LLC (since December 2015).	None.

TRUSTEES AND OFFICERS – (Unaudited), (Continued)

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships
Matt J. Miller, (45) Vice President Since December 2011	Current: Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (since December 2015).	None.
Stephen L. Preston, (55) AML Officer Since June 2017

Current: Chief Compliance Officer; Ultimus Fund Distributors, LLC (since June 2011).

Previous: Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019); Chief Compliance Officer, Unified Financial Securities, LLC (April 2018 to December 2019).

None.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this report, the Trust consists of 13 series.

LIQUIDITY RISK MANAGEMENT PROGRAM – (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from SMI Advisory Services, LLC, the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

FACTS	WHAT DO THE SMI FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SMI Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do SMI Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 764-3863

Who we are
Who is providing this notice?	SMI Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)

What we do
How do SMI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do SMI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● SMI Advisory Services, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The SMI Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The SMI Funds do not jointly market.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 764-3863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (877) 764-3863 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President

Zachary P. Richmond, Principal Financial Officer and Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

SMI Advisory Services, LLC

4400 Ray Boll Blvd.

Columbus, IN 47203

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

THIS PAGE INTENTIONALLY LEFT BLANK

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SOUND MIND
INVESTING FUND
(SMIFX)

SMI DYNAMIC
ALLOCATION FUND
(SMIDX)

SMI 50/40/10 FUND
(SMILX)

ANNUAL REPORT
October 31, 2021

Funds’ Adviser:
SMI Advisory Services, LLC
4400 Ray Boll Blvd.
Columbus, IN 47203

(877) 764-3863
(877) SMI-FUND
www.smifund.com

SMI-AR-21

(b) Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Sound Mind Investing Funds:	FY 2021	$40,500
	FY 2020	$40,500

Green Owl Intrinsic Value Fund:	FY 2021	$13,500
	FY 2020	$13,500

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2021	$14,000
	FY 2020	$14,000

Dana Funds:	FY 2021	$42,000
	FY 2020	$42,000

(b)	Audit-Related Fees

Sound Mind Investing Funds:	FY 2021	$0
	FY 2020	$0

Green Owl Intrinsic Value Fund:	FY 2021	$0
	FY 2020	$0

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2021	$0
	FY 2020	$0

Dana Funds:	FY 2021	$0
	FY 2020	$0

(c)	Tax Fees

Sound Mind Investing Funds:	FY 2021	$9,000
	FY 2020	$9,000

Green Owl Intrinsic Value Fund:	FY 2021	$3,000
	FY 2020	$3,000

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2021	$3,000
	FY 2020	$3,000

Dana Funds:	FY 2021	$9,000
	FY 2020	$9,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Sound Mind Investing Funds:	FY 2021	$0
	FY 2020	$0

Green Owl Intrinsic Value Fund:	FY 2021	$0
	FY 2020	$0

Foundry Partners Fundamental
Small Cap Value Fund:	FY 2021	$0
	FY 2020	$0

Dana Funds:	FY 2021	$0
	FY 2020	$0

(e)	(1)	Audit Committee's Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$24,000	$0
FY 2020	$24,000	$0

(h)        Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant

Item 5. Audit Committee of Listed Companies. Not applicable – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. Not applicable – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable – applies to closed-end funds only

Item 13. Exhibits.

(a)	(1)	Code is filed herewith.

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Mark J. Seger
Mark J. Seger, Interim President and Principal Executive Officer

Date	1/04/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Mark J. Seger
Mark J. Seger, Interim President and Principal Executive Officer

Date	1/04/2022

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	1/04/2022